MHM final

Translation

Filed document:	SECURITIES REGISTRATION STATEMENT

To be filed with:	Director of Kanto Local Finance Bureau

Filing Date:	April 4, 2007

Name of the Registrant Fund:	PUTNAM INCOME FUND

Name of Representative:	Charles E. Porter
Executive Vice President, Associate Treasurer,
Principal Executive Officer and Compliance
Liaison

Address of Principal Office:	One Post Office Square
Boston, Massachusetts 02109
U. S. A.

Name and Title of Registration Agent:	Harume Nakano
Attorney-at-Law

Ken Miura
Attorney-at-Law

Address or Place of Business	Marunouchi Kitaguchi Building
6-5, Marunouchi 1-chome
Chiyoda-ku, Tokyo

Name of Liaison Contact:	Harume Nakano
Ken Miura
Attorneys-at-Law

Place of Liaison Contact:	Mori Hamada & Matsumoto
Marunouchi Kitaguchi Building
6-5, Marunouchi 1-chome
Chiyoda-ku, Tokyo

Phone Number:	03-6212-8316

Name of the Fund Making Public	PUTNAM INCOME FUND
Offering or Sale of Foreign
Investment Fund Securities:

Aggregate Amount of	Up to 3.4 billion U.S. dollars (approximately
Foreign Investment Fund Securities	JPY 413.9 billion) for Class M Shares.
to be Publicly Offered or Sold:

Note: U.S.$ amount is translated into Japanese Yen at the rate of U.S.$l.00 = JPY 121.73 the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi UFJ, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on January 31, 2007.

Places where a copy of this Securities
Registration Statement is available
for Public Inspection:	Not applicable.

	PART I.	INFORMATION CONCERNING SECURITIES

1.	NAME OF FUND:	PUTNAM INCOME FUND
(hereinafter referred to as the "Fund")

2.	NATURE OF FOREIGN	Six classes of shares (Class A shares,
	INVESTMENT FUND SECU-	Class B shares, Class C shares, Class M shares,
	RITIES CERTIFICATES:	Class Y shares and Class R shares)
Registered shares without par value
In Japan, only Class M shares (hereinafter
referred to as the "Shares") are publicly offered.
The Shares are additional offering type
("Tsuikagata"). No rating has been acquired.

3.	TOTAL AMOUNT OF	Up to 3.4 billion U.S. dollars (approximately
	OFFERING PRICE:	JPY 413.9 billion) for Class M Shares.

Note 1: Dollar amount is translated for convenience at the rate of $1.00= JPY 121.73 (the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi UFJ, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on January 31, 2007). The same applies hereinafter, unless otherwise indicated.

Note 2: In this document, money amounts and percentages have been rounded. Therefore, there are cases in which the amount of the "total column" is not equal to the aggregate amount. Also, translation into yen is made simply by multiplying the corresponding amount by the conversion rate specified and rounded up when necessary. As a result, in this document, there are cases in which Japanese yen figures for the same information differ from each other.

4.	ISSUE PRICE:	The Net Asset Value per Share next calculated
on a Fund Business Day after the application for
purchase is received by the Fund (the "Issue
Price").
Note: A "Fund Business Day" means a day on which the New York Stock Exchange is open for business.

The Issue Price may be applicable at the PLACE
OF SUBSCRIPTION described in 8.

5.	SALES CHARGE:	The public offering price means the amount
calculated by dividing the net asset value by (1-
0.0325), and rounded to three decimal places.
The sales charge in Japan shall be 3% of the
amount obtained by deduction of the amount
equivalent to 3.15% (3% after tax deduction) of
the public offering price from such price

(hereinafter referred to as the "Sales Price").
Any amount, which is over the net asset value,
of the Sales Price shall be retained by Putnam
Retail Management, Limited Partnership
("Putnam Retail Management"), principal
underwriter of the Fund.

6.	MINIMUM AMOUNT OR	The minimum amount for purchase of Shares
	NUMBER OF SHARES	is 200 shares and Shares may be purchased in
	FOR SUBSCRIPTION:	integral multiples of 100 shares.

7.	PERIOD OF SUBSCRIPTION:	From:	April 5, 2007 (Thursday)
		To:	April 4, 2008 (Friday)
Provided that the subscription is handled only on
a Fund Business Day and a business day when
securities companies are open for business in
Japan.

8.	PLACE OF SUBSCRIPTION:	Mizuho Investors Securities Co., Ltd.
(hereinafter referred to as "Mizuho Investors" or
"Distributor")
Shibusawa City Place A., 13-16, Nihonbashi-
Kayaba-cho 1-chome, Chuo-ku, Tokyo

Note: The subscription is handled at the head office and the branch offices in Japan of the above-mentioned company.

9.	DATE	Investors shall pay the Issue Price and Sales
	OF PAYMENT:	Charge to Mizuho Investors within 4 business
days in Japan from the day when Mizuho
Investors confirms the execution of the order
(the "Trade Day").

10.	PLACE OF PAYMENT:	Mizuho Investors:
Shibusawa City Place A., 13-16, Nihonbashi-
Kayaba-cho 1-chome, Chuo-ku, Tokyo
The total issue price for each Application Day
will be transferred by Mizuho Investors to the
account of Putnam Fiduciary Trust Company,
for the Fund, within 3 Fund Business Days

(hereinafter referred to as "Payment Date") from (and including) the Application Day.

11. MATTERS CONCERNING THE TRANSFER AGENCY: Not applicable.

12. MISCELLANEOUS:

(a) DEPOSIT FOR SUBSCRIPTION: None.

(b) OUTLINE OF UNDERWRITING, ETC.:

(i) Mizuho Investors undertakes to make a public offering of the Shares in accordance with an agreement dated 18th August, 1997 with Putnam Retail Management in connection with the sale of the Shares in Japan.

(ii) During the public offering period, Mizuho Investors will execute or forward purchase orders and repurchase requests for the Shares received directly or indirectly through other Sales Handling Companies (hereinafter referred to, together with Distributor, as "Sales Handling Companies") to the Fund.

Note: "Sales Handling Company" means a securities agent company and/or registration agent financial institution which shall conclude the agreement with a distributor concerning agency business of units of the Fund, acts as agent for a distributor for subscription or redemption of shares from investors and subscription money from investors or payment of redemption proceeds to investors, etc.

(iii) The Fund has appointed Mizuho Investors as the Agent Company (the "Agent Company") in Japan.

Note: "The Agent Company" shall mean a company which, under a contract made with a foreign issuer or a local underwriter of investment securities, makes public the net asset value per Share and submits or forwards the financial reports or other documents to the Japan Securities Dealers Association ("JSDA") and Sales Handling Companies rendering such other services.

(c) Method of Subscription:

Investors who subscribe to Shares shall enter into with the Sales Handling Company an agreement concerning transactions of foreign securities. The Sales Handling Company shall provide to the investors a Contract Concerning a Foreign Securities Transactions Account and other prescribed contracts (collectively the "Account Contract") and the investors submit to the Sales Handling Company an application requesting the opening of a transactions account under the Account Contract. The subscription amount shall be paid in yen in principal and the yen exchange rate shall be the exchange rate which shall be based on the foreign exchange rate quoted in the Tokyo Foreign Exchange Market on the Trade Day of each subscription and which shall be determined by such Sales Handling Company.

The subscription amount shall be paid in dollars to the account of Putnam Fiduciary Trust Company, the for the Fund by Mizuho Investors on the Payment Date.

(d) PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of the Fund's class M shares. The table following the chart compares the Fund's performance to that of a broad measure of market performance. Of course, a Fund's past performance is not an indication of its future performance.

Calendar year total returns for class M shares

Performance figures in the bar chart do not reflect the impact of sales charges. If they did, performance would be less than that shown. During the periods shown in the bar chart, the highest return for a quarter was 4.20% (quarter ending 09/30/01) and the lowest return for a quarter was –2.46% (quarter ending 06/30/04).

Average Annual Total Returns (for periods ending 12/31/2006)

	Past 1 year	Past 5 years	Past 10 years

Class M	0.69%	3.79%	4.30%

Lehman Aggregate Bond Index
(no deduction for fees, expenses or taxes)	4.33%	5.06%	6.24%

Unlike the bar chart, this performance information reflects the impact of sales charges. Class M share performance reflects the current maximum initial sales charge. The Fund's performance for portions of the period benefited from the agreement of Putnam Investment Management, LLC (the "Investment Management Company") to limit the Fund's expenses. The Fund's performance is compared to the Lehman Aggregate Bond Index, an unmanaged index of U.S. investment-grade fixed-income securities.

(e) FEES AND EXPENSES

This table summarizes the fees and expenses investors may pay if they invest in the Fund. Expenses are based on the Fund's last fiscal year.

Shareholder Fees (fees paid directly from their investment)*

Class M

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the
offering price)	3.25%

Maximum Deferred Sales Charge (Load) (as a percentage of the original
purchase price or redemption proceeds, whichever is lower)	NONE**

Maximum Redemption Fee*** (as a percentage of total redemption proceeds)	1.00%

* Certain investments in class M shares may qualify for discounts on applicable sales charges.

** A deferred sales charge of 0.40% on class M shares may be imposed on certain redemptions of shares bought without an initial sales charge outside of Japan.

*** A 1.00% redemption fee (also referred to as a "short-term trading fee") may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. (Redemption fees will not apply to redemptions from omnibus accounts in which the Japanese shareholders invest.)

Annual Fund Operating Expenses† (expenses that are deducted from fund assets)

				Acquired Fund	Total Annual	Expense
	Manage-	Distribution	Other	Operating	Fund Operating	Reimburse-	Net
	ment Fees	12b-1 Fees	Expenses*	Expenses **	Expenses *	ment	Expense

Class M	0.52%	0.50%	0.25%	0.03%	1.30%	(0.03%)	(1.27%)

† Reflects the Investment Management Company's agreement to waive fees and reimburse expenses of the Fund through October 31, 2007 to the extent necessary to ensure that the Fund's expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the Fund. The expense reimbursement is based on a comparison of the Fund's expenses with the average annualized operating expenses of the Funds in its Lipper peer group, as calculated in accordance with Lipper's standard method for comparing Fund expenses, for each calendar quarter during the Fund's last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce Fund expenses.

* Actual other expenses and total annual fund operating expenses were lower due to a one-time expense reimbursement from the Investment Management Company as described in the notes to the financial highlights.

** Estimate of expenses attributable to the Fund's investment in Putnam Prime Money Market Fund that the Fund bears indirectly, based on the total annual fund operating expenses (net of any applicable expense limitations) of Putnam Prime Money Market Fund as reported in its most recent shareholder report.

(f) EXAMPLE

This example translates the expenses shown in the preceding table into dollar amounts. By doing this, investors can more easily compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that investors invest $10,000 in the Fund for the time periods shown and then redeem all shares at the end of those periods. It also assumes a 5% return on investor's investment each year and that the Fund's operating expenses remain the same. The example is hypothetical; actual costs and returns may be higher or lower.

	1 year	3 years	5 years	10 years

Class M	$450	$721	$1,012	$1,839

(g) Offerings other than in Japan:

Shares are simultaneously offered in the United States of America.

PART II. INFORMATION CONCERNING THE FUND

I. DESCRIPTION OF THE FUND

1. NATURE OF THE FUND

(1) Objects and Basic Nature of the Fund:

(i) Form of the Fund:

Putnam Income Fund (the "Fund") is a Massachusetts business trust organized on August 13, 1982 as the successor to The Putnam Income Fund, Inc., a Massachusetts corporation organized on October 13, 1954. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of The Commonwealth of Massachusetts.

The Fund is an open-end management investment company with an unlimited number of authorized shares of beneficial interest which may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. Only the Fund's class M shares are currently offered in Japan. The Fund also offers other classes of shares with different sales charges and expenses in the United States of America. Because of these different sales charges and expenses, the investment performance of the classes will vary.

Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Fund were liquidated, would receive the net assets of the Fund. The Fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust. The Fund has voluntarily undertaken to hold a shareholder meeting at which the Board of Trustees would be elected at least every five years beginning in 2004.

The Fund is a "diversified" investment company under the Investment Company Act of 1940. This means that with respect to 75% of its total assets, the Fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities and securities issued by other investment companies). The remaining 25% of its total assets is not subject to this restriction. To the extent the Fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of such issuer's securities declines.

If an investor owns fewer shares than the minimum set by the Trustees (presently 20 shares), the Fund may choose to redeem the investor's shares without the investor's permission and send the investor the proceeds. The Fund may also redeem shares if investors own shares above a maximum amount set by the Trustees. There is presently no maximum, but the Trustees may, at any time, establish one which could apply to both present and future investors.

(ii) Objects and Basic Nature of the Fund:

GOAL

The Fund seeks high current income consistent with what Putnam Investment Management, LLC. (the "Investment Management Company") believes to be prudent risk.

MAIN INVESTMENT STRATEGIES - BONDS

The Fund invests mainly in bonds that:

- are securitized debt instruments and other obligations of companies and governments worldwide denominated in U.S. dollars,

- are either investment-grade or below investment-grade, and

- have intermediate to long-term maturities (three years or longer).

MAIN RISKS

The main risks that could adversely affect the value of the Fund's shares and the total return on the investors' investment include:

- The risk that the issuers of the Fund's investments will not make, or will be perceived to be unlikely to make, timely payments of interest and principal. Because the Fund may invest significantly in below-investment-grade bonds (sometimes referred to as "junk bonds"), it is subject to heightened credit risk. Investors should carefully consider the risks associated with an investment in the Fund.

- The risk that movements in financial markets will adversely affect the value of the Fund's investments. This risk includes interest rate risk, which means that the prices of the Fund's investments are likely to fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

- The risk that, compared to other debt, mortgage-backed investments may increase in value less when interest rates decline, and decline in value more when interest rates rise.

- The risk that the Fund's use of derivatives will cause losses due to increased exposure to the risks described above, the unexpected effect of market movements on a derivative's price, or the potential inability to terminate derivatives positions.

Investors can lose money by investing in the Fund. The Fund may not achieve its goal and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(2) Structure of the Fund

(i) Structure of the Fund

Fund
Putnam Income Fund
Trustees
(Agreement and Declaration of Trust)
Distribution Agreement
Amended and Restated Custodian Agreement
Amended and Restated Investor Servicing Agreement
Principal Underwriter
Putnam Retail Management Limited Partnership
(acts as distributor)
Custodian
Investor Servicing Agent
Putnam Fiduciary Trust Company*
(acts as custodian and investor servicing agent of the Fund)
Master Custodian Agreement
Agent Company Agreement
Japan Dealer Sales Contract
Management Contract
Custodian
Sub-Accounting Agent
State Street Bank and Trust Company
(acts as custodian and sub-accounting agent of the Fund)
Distributor in Japan
Agent Company
Mizuho Investors Securities Co., Ltd.
(forwarding of sales in Japan and rendering of service as agent company)
Master Sub-Accounting Agreement
Investment Management Company
Putnam Investment Management, LLC
(acts as investment management of the Fund and investment adviser concerning the Fund's assets)

* Putnam Fiduciary Trust Company ("PFTC") is managing the transfer of the Fund's assets to State Street Bank and Trust Company ("SSBTC"). This transfer is expected to be completed during the first half of 2007. PFTC will remain custodian with respect to Fund assets until the assets are transferred.

(ii) The name, Role in Management of the Fund and Outline of Agreements of Affiliated Parties of the Investment Management Company and the Fund:

Name	Role in Management of	Outline of Agreements of Affiliated
	the Fund	Parties

Putnam Investment	The Investment	The Management Contract (Note 1)
Management, LLC	Management Company	dated April 6, 1995 between the Fund
and the Investment Management
Company provides for investment
management services to the Fund.

Putnam Fiduciary	Custodian and Investor	Amended and Restated Custodian
Trust Company	Servicing Agent	Agreement (Note 2) dated February 10,
2006 with the Fund provides for the
custodial services to the Fund.
Amended and Restated Investor
Servicing Agreement (Note 3) dated
January 1, 2005) with the Fund
provides for investor services to the
Fund.

State Street Bank	Custodian and	Master Custodian Agreement (Note 2)
and Trust Company	Sub-Accounting Agent	dated January 1, 2007 with the Fund
provides for the custodial services to
the Fund.
Master Sub-Accounting Agreement
(Note 4) dated January 1, 2007 with the
Investment Management Company
provides the sub-accounting services
for the Fund.

Putnam Retail	Principal Underwriter	Distributor's Contract dated
Management		November 28, 1994 (as amended on
Limited Partnership		June 10, 2005) with the Fund
("Putnam Retail		provides for underwriting services of
Management")		the Fund's shares.

Mizuho Investors	Agent Company	Agent Company (Note 5) Agreement
Securities Co., Ltd.	Distributor in Japan	dated July 23, 1997 provides the
("Mizuho Investors		agent company services in Japan.
Securities")		Japan Dealer Sales Contract (Note 6)
dated August 18, 1997 with the
Principal Underwriter provides the
forwarding of sales in Japan.

(Note 1) The "Management Contract" shall mean an agreement that the Investment Management Company agrees to furnish continuously an investment program for the Fund, and to manage, supervise and conduct the other affairs and business of the Fund in compliance with the provisions of the Agreement and the Declaration of Trust and the By-Laws of the Fund and its stated investment objectives, policies and restrictions.

(Note 2) The "Custodian Agreement" and the "Master Custodian Agreement" shall mean agreements that the Custodian offers to the Fund's assets, services such as custody, delivery and registration of the securities, funds and other property owned by the Fund.

(Note 3) The "Investor Servicing Agreement" is an agreement by which the Investor Servicing Agent agrees to provide investor servicing agent functions to the Fund.

(Note 4) The "Master Sub-Accounting Agreement" is an agreement by which the Sub-Accounting Agent agrees to provide sub-accounting agent functions to the Fund.

(Note 5) The "Agent Company Agreement" shall mean an agreement that the Agent Company in Japan, which was appointed by the Fund, agrees to distribute the prospectuses to the Sales Handling Companies regarding the shares of the Fund, publication of the net asset value per share and the distribution of the documents such as the management reports, etc. to be required in accordance with the provisions of the applicable laws and regulations of Japan and/or the rules of the Japan Securities Dealers' Association

(Note 6) The "Japan Dealer Sales Contract" shall mean an agreement that the Distributor in Japan agrees to sell the shares delivered by the Investment Management Company for the purpose of public offering in Japan in accordance with the provisions of the applicable laws and regulations of Japan and the prospectus.

(iii) Outline of the Investment Management Company

A. Fund

(A) Law of Place of Incorporation

The Fund is a Massachusetts business trust organized in Massachusetts, U.S.A. on August 13, 1982 as the successor to The Putnam Income Fund, Inc., a Massachusetts corporation formed on October 13, 1954.

Chapter 182 of the Massachusetts General Laws prescribes the fundamental matters in regard to the operations of certain business trusts constituting voluntary associations under that chapter.

The Fund is an open-end, diversified management company under the Investment Company Act of 1940.

(B) Purpose of the Fund

The purpose of the Fund is to provide investors with a managed investment primarily in securities, debt instruments and other instruments and rights of a financial character.

(C) Amount of Capital Stock

Not applicable.

(D) History of the Fund

October 13, 1954: Organization of the Fund as a Massachusetts corporation.

August 13, 1982: Organization of the Fund as a Massachusetts business trust. Adoption of the Agreement and Declaration of Trust.

April 7, 1989: Adoption of the Amended and Restated Agreement and Declaration of Trust.

(E) Information Concerning Major Shareholders

Not applicable.

B. Putnam Investment Management, LLC (the "Investment Management Company")

(A) Law of Place of Incorporation

The Investment Management Company is a limited liability company organized under the Law of the State of Delaware, U.S.A. Its investment advisory business is regulated under the Investment Advisers Act of 1940.

Under the Investment Advisers Act of 1940, an investment adviser means, with certain exceptions, any person who, for compensation, engages in the business of advising others, either directly or through publications or writings, as to the value of securities or as to the advisability of investing in, purchasing or selling securities, or who, for compensation and as part of a regular business, issues analyses or reports concerning securities. Investment advisers under the Investment Advisers Act of 1940 may not conduct their business unless they are registered with the Securities and Exchange Commission (the "SEC").

The Investment Management Company is registered as an investment adviser under the Investment Advisers Act of 1940.

(B) Purpose of the Company

The Investment Management Company's sole business is investment management, which includes the buying, selling, exchanging and trading of securities of all descriptions on behalf of mutual funds in any part of the world.

(C) Amount of Capital Stock

1. Amount of Member's Equity (as of the end of January, 2007): $71,036,022 †

2. Amount of member's equity (for the past five years):

Amount of
Year	Member's Equity

End of 2002	$138,739,094
End of 2003	$144,486,036
End of 2004*	-$9,155,466
End of 2005	$73,231,356
End of 2006	$70,594,104 †

† Unaudited.

* During 2004, the Investment Management Company accrued $223,524,388 of regulatory settlements. This, along with net intercompany transactions with the Parent and its affiliates resulted in the decrease. Net income for the year ended December 31, 2004 was $89,819,256. This was offset by $243,460,758 of net intercompany transactions, which are factored as a reduction of Members' Equity.

(D) History of the Company

The Investment Management Company is one of America's oldest and largest money management firms. The Investment Management Company's staff of experienced portfolio managers and research analysts selects securities and constantly supervises the fund's portfolio. By pooling an investor's money with that of other investors, a greater variety of securities can be purchased than would be the case individually; the resulting diversification helps reduce investment risk. The Investment Management Company has been managing mutual funds since 1937. Today, the firm serves as the Investment Management Company for the funds in the Putnam Family, with mutual fund assets of approximately $122.7 billion in aggregate net asset value and over 9 million shareholder accounts at January 31, 2007. An affiliate, The Putnam Advisory Company, LLC, manages domestic and foreign institutional accounts and mutual funds, including the accounts of many Fortune 500 companies. Another affiliate, Putnam Fiduciary Trust Company, provides investment advice to institutional clients under its banking and fiduciary powers as well as shareholder and custody services to the Putnam Funds.

Total assets under management of Putnam entities, including mutual funds and other clients, are nearly US$191 billion as of the end of January, 2007.

Putnam Investment Management, LLC, Putnam Retail Management and Putnam Fiduciary Trust Company are subsidiaries of Putnam LLC, which is located at One Post Office Square, Boston, Massachusetts 02109 and, except for a minority stake owned by employees, is owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

(E) Information Concerning Major Stockholders

As of the end of January, 2007, all the outstanding interests of the Investment Management Company were owned by Putnam LLC. See subsection (D) above.

2. INVESTMENT POLICY

(1) Basic Policy for Investment:

Any investment carries with it some level of risk that generally reflects its potential for reward. The Investment Management Company pursues the Fund's goal by investing mainly in bonds, including securitized debt instruments and other government and corporate obligations. The Investment Management Company will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments.

(2) Objectives of Investment:

MAIN INVESTMENT STRATEGIES - BONDS

The Fund invests mainly in bonds that:

- are securitized debt instruments and other obligations of companies and governments worldwide denominated in U.S. dollars,

- are either investment-grade or below investment-grade, and

- have intermediate to long-term maturities (three years or longer).

Non-U.S. investments. The Fund may invest in U.S. dollar-denominated fixed-income securities of non-U.S. issuers. These non-U.S. investments involve certain special risks described below.

Derivatives. The Investment Management Company may engage in a variety of transactions involving derivatives, such as futures, options and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. The Investment Management Company may make use of "short" derivatives positions, the values of which move in the opposite direction from the price of the underlying investment, pool of investments, index or currency. The Investment Management Company may use derivatives both for hedging and non-hedging purposes. For example, the Investment Management Company may use derivatives to increase or decrease the Fund's exposure to long- or short-term interest rates (in the United States or abroad) or as a substitute for a direct investment in the securities of one or more issuers. However, the Investment Management Company may also choose not to use derivatives, based on its evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Mortgage-backed and Asset-backed Securities

Mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-backed securities. In that event the Fund may be unable to invest the proceeds from the early payment of the mortgage-backed securities in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-backed securities. If the life of a mortgage-backed security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

Adjustable rate mortgage securities ("ARMs"), like traditional mortgage-backed securities, are interests in pools of mortgage loans that provide investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed-rate mortgage-backed securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on, among other things, changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. The fund may also invest in "hybrid". ARMs, whose underlying mortgages combine fixed-rate and adjustable rate features.

Other investments

In addition to the main investment strategies described above, the Investment Management Company may make other types of investments, such as investments in hybrid and structured bonds and notes, and preferred securities that would be characterized as debt securities under applicable accounting standards and tax laws. The Fund may also loan its portfolio securities to earn additional income. These practices may be subject to other risks.

Alternative strategies. Under normal market conditions, the Investment Management Company keeps the Fund's portfolio fully invested, with minimal cash holdings. However, at times the Investment Management Company may judge that market conditions make pursuing the Fund's usual investment strategies inconsistent with the best interests of its shareholders. The Investment Management Company then may temporarily use alternative strategies that are mainly designed to limit losses. However, the Investment Management Company may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the Fund to miss out on investment opportunities, and may prevent the Fund from achieving its goal.

Changes in policies. The Fund's Trustees may change the Fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

Options on Securities

Writing covered options. The Fund may write covered call options and covered put options on optionable securities held in its portfolio or that it has an absolute and immediate right to acquire without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Investment Management Company in accordance with procedures established by the Trustees, in such amount as are set aside on the Fund's books), when in the opinion of the Investment Management Company such transactions are consistent with the Fund's investment objective(s) and policies. Call options written by the Fund give the purchaser the right to buy the underlying securities from the Fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the Fund at a stated price.

The Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges) or have an absolute and immediate right to acquire without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Investment Management Company in accordance with procedures established by the Trustees, in such amount as are set aside on the Fund's books). In the case of put options, the Fund will set aside on its books assets determined to be liquid by the Investment Management Company in accordance with procedures established by the Trustees and equal in value to the price to be paid if the option is exercised. In addition, the Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The Fund may write combinations of covered puts and calls on the same underlying security.

The Fund will receive a premium from writing a put or call option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, if the Fund holds the security, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. If the Fund does not hold the underlying security, the Fund bears the risk that, if the market price exceeds the option strike price, the Fund will suffer a loss equal to the difference at the time of exercise. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction, in which it purchases an offsetting option. The Fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. If the Fund writes a call option but does not own the underlying security, and when it writes a put option, the Fund may be required to deposit cash or securities with its broker as "margin," or collateral, for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the Fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing put options. The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the Fund, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs. The Fund may also purchase put options for other investment purposes.

Purchasing call options. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. The Fund may also purchase call options for other investment purposes.

Over-the-counter ("OTC") options purchased by the Fund and assets held to cover OTC options written by the Fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the Fund's ability to invest in illiquid securities. The Fund may use both European-style options, which are only exercisable immediately prior to their expiration, and American-style options, which are exercisable at any time prior to the expiration date.

In addition to options on securities and futures, the Fund may also enter into options on futures, swaps, or other instruments.

Securities loans. The Fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 25% of its total assets, thereby realizing additional income.

Hybrid Instruments.

Under U.S. law, these instruments are generally considered derivatives and include indexed or structured securities, and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively, "underlying assets"), or by another objective index, economic factor or other measure, including interest rates, currency exchange rates, or commodities or securities indices (collectively, "benchmarks"). Hybrid instruments may take a number of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the Fund of brokerage commissions. The Fund paid $235,375 in brokerage commissions during the last fiscal year, representing 0.01% of the Fund's average net assets. Of this amount, no payments were made to brokers who also provided research services.

Although brokerage commissions and other portfolio transaction costs are not reflected in the Fund's Net Expenses ratio (as shown in the Annual Fund Operating Expenses table in the section "Fees and Expenses"), they are reflected in the Fund's total return. Combining the brokerage commissions paid by the Fund during the last fiscal year (as a percentage of the Fund's average net assets) with the Fund's Net Expenses ratio for class M shares results in a "combined cost ratio" of 1.28% of the Fund's average net assets for class M shares for the last fiscal year.

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the Fund's transaction costs, they do not reflect any undisclosed amount of profit or "mark-up" included in the price paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund's purchase and sale transactions may change the market price for an investment (the "market impact").

Another factor in transaction costs is the Fund's portfolio turnover rate, which measures how frequently the Fund buys and sells investments. During the past five years, the Fund's fiscal year portfolio turnover rate and the average turnover rate for the Fund's Lipper category were as follows:

Turnover Comparison	2006	2005	2004	2003	2002

Putnam Income Fund	239%	300%	441%	251%	268%

Lipper Corporate Debt Funds A Rated Average	138%	152%	163%	166%	166%

Average portfolio turnover rate of the Fund is viewed by Lipper Inc. as having the same investment classification or objective as the Fund. The Lipper category average portfolio turnover rate is calculated using the portfolio turnover rate for the fiscal year end of each fund in the Lipper category. Fiscal years may vary across funds in the Lipper category, which may limit the comparability of the Fund's portfolio turnover rate to the Lipper average. Comparative data for the last fiscal year is based on information available as of December 31, 2006.

The Fund may buy and sell investments relatively often. Both the Fund's portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance and, for investors in taxable accounts, increased taxes. Portfolio holdings. For information on the Fund's portfolio, investors may visit the Putnam Investments website, www.putnam.com/individual, where the Fund's top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the website until the Fund files a Form N-CSR or N-Q with the SEC for the period that includes the date of the information.

(3) Management Structure of the Fund:

Investment management teams.

The Investment Management Company's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of the Core Fixed-Income Team manage the Fund's investments. The names of all team members can be found at www.putnam.com.

The team members identified as the Fund's Portfolio Leader and Portfolio Members coordinate the team's efforts related to the Fund and are primarily responsible for the day-to-day management of the Fund's portfolio. In addition to these individuals, the team also includes other investment professionals, whose analysis, recommendations and research inform investment decisions made for the Fund.

(As of the filing date)

Portfolio	Joined
Leader	Fund	Employer	Positions Over Past Five Years

Kevin	2000	The Investment Management Company	Head of Investments; Chief Investment Officer, Core
Cronin		1997-Present	Fixed Income, Fixed Income Money Market and Tax
			Exempt Fixed Income Teams

Portfolio	Joined
Members	Fund	Employer	Positions Over Past Five Years

Rob	2002	The Investment Management Company	Team Leader, Mortgage and Government; Previously,
Bloemker		1999-Present	Mortgage Specialist

Kevin	2005	The Investment Management Company	Team Leader, High Grade Corporates and Core Fixed
Murphy		1999-Present	Income Teams; Previously, Investment Strategist

Raman	2005	The Investment Management Company	Portfolio Manager; Previously, Portfolio Construction
Srivastava		1999-Present	Specialist; Quantitative Analyst

Other funds managed by the Portfolio Leader and Portfolio Members.

As of the Fund's fiscal year-end, Kevin Cronin was also a Portfolio Leader and Rob Bloemker was a Portfolio Member of Putnam U.S. Government Income Trust, Putnam American Government Income Fund, Putnam Limited Duration Government

Income Fund, and Putnam Global Income Trust. Kevin Cronin was also a Portfolio Member of Putnam Equity Income Fund. Rob Bloemker was also a Portfolio Member of Putnam Premier Income Trust and Putnam Master Intermediate Income Trust. Kevin Murphy was also a Portfolio Member of Putnam Utilities Growth and Income Fund. Raman Srivastava was also a Portfolio Member of The George Putnam Fund of Boston. Kevin Cronin, Rob Bloemker, Kevin Murphy and Raman Srivastava may also manage other accounts and variable trust funds managed by the Investment Management Company or an affiliate.

Changes in the Fund's Portfolio Leader and Portfolio Members.

No changes in the Fund's Portfolio Leader or Portfolio Members occurred during the fiscal year ended October 31, 2006. Other individuals who have served as Portfolio Leader of the Fund since May 2002, when the Investment Management Company introduced this designation, include James Prusko (5/1/02 – 6/30/02).

Fund ownership.

The following table shows the dollar ranges of shares of the Fund and all Putnam funds owned by the professionals listed above at the end of the Fund's last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Investment in the Fund by Putnam employees and the Trustees.

As of October 31, 2006, all of the 12 Trustees of the Putnam funds owned Fund shares. The table shows the approximate value of investments in the Fund and all Putnam funds as of that date by Putnam employees and the Fund's Trustees, including in each case investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

	Fund	All Putnam funds
Putnam employees	$3,000,000	$427,000,000
Trustees	$232,000	$92,000,000

Putnam fund ownership by Putnam's Executive Board

The following table shows how much the members of Putnam's Executive Board have invested in the Putnam funds (in dollar ranges). Information shown is as of the end of the Fund's last two fiscal years.

Putnam Executive Board

Compensation of investment professionals.

The Investment Management Company believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to the Investment Management Company 's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the Fund, Corporate Debt Funds A Rated, is its broad investment category as determined by Lipper Inc. The portion of the incentive compensation pool available to the Fund's investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

Consistent performance means being above median over one year.

Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

Superior performance (which is the largest component of the Investment Management Company's incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, the Investment Management Company retains discretion to reward or penalize teams or individuals, including the Fund's Portfolio Leader and Portfolio Members, as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by the Investment Management Company 's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

(4) Distribution Policy:

The Fund normally distributes any net investment income monthly and any net realized capital gains at least annually. The payment of distributions to Japanese investors may be made by the end of each month by Mizuho Investors.

(5) Restrictions of Investment:

Except for the investment restrictions designated as fundamental below, the investment restrictions described in this Securities Registration Statement and the Japanese prospectus are not fundamental investment restrictions. The Trustees may change any non-fundamental restrictions without shareholder approval. As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities, the Fund may not and will not:

(a) With respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.

(b) With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

(c) Borrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made.

(d) Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam funds), by entering into repurchase agreements, or by lending its portfolio securities.

(e) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(f) Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options and may enter into foreign currency exchange transactions and other financial transactions not involving physical commodities.

(g) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain U.S. federal securities laws.

(h) Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities), if, as a result of such purchase, more than 25% of the Fund's total assets would be invested in any one industry.

The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding Fund shares, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding Fund shares are represented at the meeting in person or by proxy.

The following non-fundamental investment policy may be changed by the Trustees without shareholder approval:

(I) The Fund will not invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the Fund (or the person designated by the Trustees of the Fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund's net assets (taken at current value) would be invested in securities described in (a), (b) and (c) above.

(II) The Fund will not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or (G) of the Investment Company Act of 1940, as amended.

In addition, so long as shares of the Fund are being offered for sale by the

Fund in Japan, the Fund has undertaken to the Japanese Securities Dealers Association that the Fund will not:

a) invest more than 15% of its net assets in securities that are not traded on an official stock exchange or other regulated market, including, without limitation, the National Association of Securities Dealers Automated Quotation System (this restriction shall not be applicable to bonds determined by the Investment Management Company to be liquid and for which a market price (including a dealer quotation) is generally obtainable or determinable);

b) borrow money in excess of 10% of the value of its total assets;

c) make short sales of securities in excess of the Fund's net asset value; and

d) together with other mutual funds managed by the Investment Management Company acquire more than 50% of the outstanding voting securities of any issuer.

If the undertaking is violated, the Fund will, promptly after discovery of the violation, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Fund and the only remedy in respect of the violation. This undertaking will remain in effect as long as shares of the Fund are qualified for offer or sale in Japan and such undertaking is required by the Japanese Securities Dealers Association as a condition of such qualification.

All percentage limitations on investments (other than pursuant to non-fundamental restriction (I)) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

Also in connection with the Fund's offering of its shares in Japan, the Fund has adopted the following non-fundamental investment restriction:

The Fund will not invest in equity securities or warrants except that the Fund may invest in or hold preferred securities if and to the extent that such securities are characterized as debt for purposes of determining the Fund's status as a "bond investment trust" under the Income Tax Law of Japan. There can be no assurance that the Fund will be able to invest in such preferred securities.

Notwithstanding the foregoing restriction, the Fund may invest in asset-backed, hybrid and structured bonds and notes. These investments may entail significant risks that are not associated with a similar investment in a traditional debt instrument. The risks of a particular investment of this type will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the interest rate or return is linked, which may include equity securities.

3. INVESTMENT RISKS:

(1) Risk Factors:

A description of the risks associated with the Fund's main investment strategies follows: Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument's value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund's shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before their maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

"Premium" investments offer coupon rates higher than prevailing market rates. However, they involve a greater risk of loss, because their value tends to decline over time.

Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

The Fund invests most of its assets in investment-grade investments. These are rated at least BBB or its equivalent by a nationally recognized U.S.-securities rating agency, or are unrated investments the Investment Management Company believes are of comparable quality. The Fund may also invest its assets in securities rated below investment grade. However, the Fund may not invest in securities that are rated lower than B or its equivalent by each rating agency rating the investment, or are unrated investments the Investment Management Company believes are of comparable quality. The Fund will not necessarily sell an investment if its rating is reduced after the Fund buys it.

Investments rated below BBB or its equivalent are below investment grade. This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for the Fund to sell the investments at prices approximating the values the Fund had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for the Fund to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for zero coupon bonds and other investments that are issued at less than their face value and that are required to make payments of interest only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition, and does not reflect an assessment of an investment's volatility or liquidity. Although the Investment Management Company considers credit ratings in making investment decisions, it performs its own investment analysis and does not rely only on ratings assigned by the rating agencies. The Investment Management Company's success in achieving the Fund's investment objective may depend more on its own credit analysis when the Investment Management Company buys lower quality bonds than when it buys higher quality bonds. The Fund may have to participate in legal proceedings involving the issuer. This could increase the Fund's operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments. U.S. government investments generally have the least credit risk, but are not completely free of credit risk. While some investments, such as U.S. Treasury obligations and Ginnie Mae certificates, are backed by the full faith and credit of the U.S. government, others are backed only the credit of the issuer. Mortgage-backed securities may be subject to the risk that underlying borrowers will be unable to meet their obligations.

Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. The Fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. They may increase the volatility of the Fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell. Asset-backed securities, which are subject to risks similar to those of mortgage-backed securities, are also structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements.

Non-U.S. investments. The Fund may invest in U.S. dollar-denominated fixed-income securities of non-U.S. issuers. These non-U.S. investments involve certain special risks. For example, their values may decline in response to unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means the Investment Management Company may at times be unable to sell them at desirable prices. Non-U.S. settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets, which typically have less developed legal and financial systems. Certain of these risks may also apply to some extent to investments in U.S. companies that are traded in non-U.S. markets, or investments in U.S. companies that have significant non-U.S. operations.

Derivatives. Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the Investment Management Company's ability to manage these sophisticated instruments. Some derivatives are "leveraged", which means that they provide the Fund with investment exposure greater than the value of the Fund's investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the Fund. The risk of loss from a short derivatives position is theoretically unlimited. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations.

Mortgage-backed and Asset-backed Securities. Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. The automatic interest rate adjustment feature of mortgages underlying ARMs likewise reduces the ability to lock-in attractive rates. As a result, mortgage-backed and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Fund.

At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or "IO" class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the Fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities. Conversely, principal only or "POs" tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Fund's ability to buy or sell those securities at any particular time. The Fund currently does not intend to invest more than 35% of its assets in IOs and POs under normal market conditions.

The risks associated with other asset-backed securities (including in particular the risks of issuer default and of early prepayment) are generally similar to those described above for CMOs. In addition, because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property.

Asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset and are therefore subject to risks associated with negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

Risk factors in options transactions. The successful use of the Fund's options strategies depends on the ability of the Investment Management Company to forecast correctly interest rate and market movements. For example, if the Fund were to write a call option based on the Investment Management Company's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the Investment Management Company's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

When the Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying security, since the Fund will not realize a loss if the security's price does not change.

The effective use of options also depends on the Fund's ability to terminate option positions at times when the Investment Management Company deems it desirable to do so. There is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. If a secondary market in options were to become unavailable, the Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by the Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The Fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option's expiration.

Non-U.S.-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various non-U.S. countries, and because different holidays are observed in different countries, non-U.S. options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States. Securities loans. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. If a borrower defaults, the value of the collateral may decline before the Fund can dispose of it. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to the Fund an amount equal to any dividends or interest received on securities lent. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the Fund to exercise voting rights on any matters materially affecting the investment. The Fund may also call such loans in order to sell the securities. The Fund may pay fees in connection with arranging loans of its portfolio securities.

Hybrid Instruments. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile and their use by the Fund may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the non-U.S. bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of less than par if rates were above the specified level. Furthermore, a fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and the Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments could take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between the Fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty of the issuer of the hybrid instrument would be an additional risk factor the Fund would have to consider and monitor. In addition, uncertainty regarding the tax treatment of hybrid instruments under U.S. law may reduce demand for such instruments. Hybrid instruments also may not be subject to regulation by the Commodity Futures Trading Commission, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

(2) Management Structure for the Risks:

The Investment Management Company builds risk management into the investment process. The Investment Management Company identifies areas of potential risk and then puts the policies, procedures and controls in place - including oversight by a Risk Management Committee - to actively manage those risks.

4. FEES AND TAX

(1) Sales Charge:

(a) Sales Charge overseas:

Class M shares

- Initial sales charge of up to 3.25%

- Lower sales charges available for investments of $50,000 or more

- No deferred sales charge (except on certain redemptions of shares bought without an initial sales charge)

- Lower annual expenses, and higher dividends, than class B or C shares (not offered in Japan) because of lower 12b-1 fees

- Higher annual expenses, and lower dividends, than class A shares (not offered in Japan) because of higher 12b-1 fees

- No conversion to class A shares (not offered in Japan), so future 12b-1 fees do not decline over time

- Orders for class M shares of one or more Putnam funds, other than class M shares sold to qualified employee-benefit plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class M shares (as described below), is $1,000,000 or more. Investors considering cumulative purchases of $1,000,000 or more should consider whether class A shares, not offered in Japan, would be more advantageous and consult their financial advisor.

Initial sales charges for class M shares
	Class M sales charge
	as a percentage of*:
Amount of purchase	Net amount	Offering
at offering price ($)	invested	price **

Under 50,000	3.36%	3.25%
50,000 but under 100,000	2.30	2.25
100,000 but under 250,000	1.27	1.25
250,000 but under 500,000	1.01	1.00
500,000 but under 1,000,000	1.01	1.00
1,000,000 and above	None	None

* Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges you pay may be more or less than these percentages.

** Offering price includes sales charge.

The Fund offers two principal ways for the investors to qualify for discounts on initial sales charges on class A and class M shares, often referred to as "breakpoint discounts:"

•Right of Accumulation. The investors can add the amount of their current purchases of class A or class M shares of the Fund and other Putnam funds to the value of their existing accounts in the Fund and other Putnam funds. Individuals can also include purchases by, and accounts owned by, their spouse and minor children, including accounts established through different financial advisors. For the investors' current purchases, the investor will pay the initial sales charge applicable to the total value of the linked accounts and purchases, which may be lower than the sales charge otherwise applicable to each of their current purchases. Shares of Putnam money market funds, other than money market fund shares acquired by exchange from other Putnam funds, are not included for purposes of the right of accumulation.

To calculate the total value of their existing accounts and any linked accounts, the Fund will use the current maximum public offering price of those shares.

• Statement of Intention. A statement of intention is a document in which the investors agree to make purchases of class A or class M shares in a specified amount within a period of 13 months. For each purchase the investors make under the statement of intention, an investor will pay the initial sales charge applicable to the total amount the investors have agreed to purchase. While a statement of intention is not a binding obligation on the investors, if the investors do not purchase the full amount of shares within 13 months, the Fund will redeem shares from their account in an amount equal to the higher initial sales charge the investors would have paid in the absence of the statement of intention.

Account types that may be linked with each other to obtain breakpoint discounts using the methods described above include:

• Individual accounts

• Joint accounts

• Accounts established as part of a retirement plan and IRA accounts (some restrictions may apply)

• Shares of Putnam funds owned through accounts in the name of the investors' dealer or other financial intermediary (with documentation identifying beneficial ownership of shares)

• Accounts held as part of a Section 529 college savings plan managed by Putnam Management (some restrictions may apply) In order to obtain a breakpoint discount, investors should inform their financial advisors at the time they purchase shares of the existence of other accounts or purchases that are eligible to be linked for the purpose of calculating the initial sales charge. The Fund or the investors' financial advisors may ask them for records or other information about other shares held in their accounts and linked accounts, including accounts opened with a different financial advisor. Restrictions may apply to certain accounts and transactions. Further details about breakpoint discounts can be found on the Investment Management Company's website at www.putnam.com/individual by selecting "Mutual Funds."

Deferred sales charges. A deferred sales charge of 0.40% may apply to class M shares purchased without a sales charge if redeemed within one year of purchase. Deferred sales charges will be based on the lower of the shares' cost and current Net Asset Value (the "NAV"). Shares not subject to any charge will be redeemed first, followed by shares held longest. The investor may sell shares acquired by reinvestment of distributions without a charge at any time.

Distribution (12b-1) plans. The Fund has adopted a distribution plan to pay for the marketing of Fund shares and for services provided to shareholders. The plan provides for payments at the annual rate (based on average net assets) of up to 1.00% on class M shares. The Trustees currently limit payments on class M shares to 0.50% of average net assets. Because these fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of the investor's investment.

An investor may be eligible to buy class M shares at reduced sales charges.

For fiscal years 2004, 2005 and 2006, Putnam Retail Management received $329,867, $121,705 and $65,765, respectively, in total front-end sales charges for class M shares, of which it retained $26,700, $10,473 and $4,638, respectively.

Payments to dealers. If the investors purchase their shares through a dealer (the term "dealer" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator and any other institution having a selling, services or any similar agreement with Putnam Retail Management or one of its affiliates), their dealer generally receives payments from Putnam Retail Management representing some or all of the sales charges and distribution (12b-1) fees, if any. Putnam Retail Management and its affiliates also pay additional compensation to selected dealers in recognition of their marketing support and/or program servicing (each of which is described in more detail below). These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the Fund or other Putnam funds to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amount paid by the investor or the Fund.

The additional payments to dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that dealer, sales or net sales of a fund attributable to that dealer, or reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in Fund shares), or on the basis of a negotiated lump sum payment for services provided.

Marketing support payments, which are generally available to most dealers engaging in significant sales of Putnam fund shares, are not expected, with certain limited exceptions, to exceed 0.085% of the average assets of Putnam's retail mutual funds attributable to that dealer on an annual basis. These payments are made for marketing support services provided by the dealers, including business planning assistance, educating dealer personnel about the Putnam funds and shareholder financial planning needs, placement on the dealer's preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the dealer.

Program servicing payments, which are paid in some instances to third dealers in connection with investments in the Fund by retirement plans and other investment programs, are not expected, with certain limited exceptions, to exceed 0.20% of the total assets in the program on an annual basis. These payments are made for program services provided by the dealer, including participant recordkeeping, reporting, or transaction processing, as well as services rendered in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services.

Other payments. Putnam Retail Management and its affiliates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations. Certain dealers also receive additional payments from the Fund's transfer agent in recognition of subaccounting or other services they provide to shareholders or plan participants who invest in the Fund or other Putnam funds through their retirement plan. These payments are not expected, with certain exceptions for affiliated and unaffiliated entities, to exceed 0.13% of the total assets of such shareholders or plan participants in the Fund or other Putnam funds on an annual basis.

The investors' dealer may charge them fees or commissions in addition to those disclosed in this document. Investors can also ask their dealer about any payments it receives from Putnam Retail Management and its affiliates and any services their dealer provides, as well as about fees and/or commissions it charges.

(b) Sales Charge in Japan:

The sales charge in Japan shall be 3.15% (3% after tax deduction) of the amount obtained by deduction of the amount equivalent to 3% of the public offering price from such price (hereinafter referred to as the "Sales Price"). Any amount, which is over the net asset value, of the Sales Price shall be retained by Putnam Retail Management, principal underwriter of the Fund. The public offering price means the amount calculated by dividing the net asset value by (1- 0.0325) and rounded to three decimal places.

(2) Repurchase Charge:

(a) Repurchase Charge overseas:

Not applicable.

(b) Repurchase Charge in Japan:

Repurchase requests in Japan may be made to Investor Servicing Agent through the Sales Handling Company on a Fund Business Day that is a business day of the distributor in Japan without a contingent deferred sales charge.

(3) Management Fee, etc.:

(a) Management Fee

Under a Management Contract dated April 6, 1995, the Fund pays a quarterly fee to the Investment Management Company based on the average net assets of the Fund, as determined at the close of each business day during the quarter, at an annual rate of 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, and 0.38% of any excess thereafter.

For the past three fiscal years, pursuant to the management contract, the Fund incurred the following fees:

		Amount of	Amount management fee
	Management	management fee	would have been without
Fiscal year	fee paid	waived	expense limitation

2006	$11,940,410	$1,156,893	$13,097,303

2005	$13,086,546	$726,853	$13,813,399

2004	$14,685,092	$206,996	$14,892,088

Expense limitation. In order to limit expenses, through October 31, 2007 Putnam Management has agreed to waive fees and reimburse expenses of the Fund to the extent necessary to ensure that the Fund pays total fund operating expenses at an annual rate that does not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the Fund (expressed in each case as a percentage of average net assets). For these purposes, total fund operating expenses of both the Fund and the Lipper category average will be calculated without giving effect to 12b-1 fees or any expense offset and brokerage service arrangements that may reduce Fund expenses, the Lipper category average will be calculated by Lipper each calendar quarter in accordance with Lipper's standard method for comparing fund expenses based on expense information for the most recent fiscal year of each fund included in that category, and the expense limitation will be updated as of the first business day after Lipper publishes the category average (generally shortly after the end of each calendar quarter).

Fee waivers for investments in affiliated fund. The Fund invests a portion of its assets in Putnam Prime Money Market Fund. In connection with such investment, management fees paid by the Fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the Fund in Putnam Prime Money Market Fund. The following table shows management fees waived by the Investment

Management Company in respect of such investment during the fiscal periods indicated:

Fiscal Year	Amount of management fee waived
2006	$491,608
2005	$563,331
2004	$206,996

(b) Custodian Fee and Charges of the Investor Servicing Agent

Effective January 1, 2007, the Fund retained State Street Bank and Trust Company ("SSBTC"), 2 Avenue de Lafayette, Boston, Massachusetts 02111, as its custodian. Putnam Fiduciary Trust Company ("PFTC"), the Fund's previous custodian, is managing the transfer of the Fund's assets to SSBTC. This transfer is expected to be completed during the first half of 2007. SSBTC is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on the fund's investments, serving as the Fund's foreign custody manager, providing reports on foreign securities depositaries, making payments covering the expenses of the Fund and performing other administrative duties. SSBTC does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. SSBTC has a lien on the Fund's assets to secure charges and advances made by it.

PFTC will remain custodian with respect to Fund assets until the assets are transferred, performing similar services to those described for SSBTC.

PFTC may employ one or more sub-custodians in fulfilling its responsibilities. The Fund pays State Street and PFTC an annual fee based on the Fund's assets held with each of them and on securities transactions processed by each of them and reimburses them for certain out-of pocket expenses. In addition to the fees the Fund pays to PFTC for providing custody services, the Fund will make additional payments to PFTC in 2007 for managing the transition of custody services from PFTC to State Street and for providing oversight services. The Fund may from time to time enter into brokerage arrangements that reduce or recapture fund expenses, including custody expenses. The Fund also has an offset arrangement that may reduce the Fund's custody fee based on the amount of cash maintained by its custodian.

The Fund will pay to Putnam Investor Services, a division of Putnam Fiduciary Trust Company, the Fund's Investor Servicing Agent, such fee, out of the assets of the Fund, as is mutually agreed upon in writing from time to time, in the amount, at the time and in the manner of payment mutually agreed.

For the fiscal year ending on October 31, 2006, the Fund paid $5,595,133 as a custodian fee and investor servicing agent fee.

(c) Fee under Class M Distribution Plan

The Class M distribution plan provides for payments by the Fund to Putnam Retail Management at the annual rate of up to 1.00% of average net assets attributable to Class M shares. The Trustees currently limit payments under the Class M plan to the annual rate of 0.50% of such assets. Mizuho Investors and other dealers are paid from the 0.50% that the Fund pays Putnam Retail Management.

Payments under the plan are intended to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the Fund's shares, including the payments to dealers mentioned above. Putnam Retail Management may suspend or modify such payments to dealers.

For the fiscal year ending on October 31, 2006, the Fund paid fees to Putnam Retail Management under the distribution plan of $1,874,867 for Class M shares.

(4) Other Expenses:

The Fund pays all expenses not assumed by the Investment Management Company, including Trustees' fees, auditing, legal, custodial, investor servicing and shareholder reporting expenses, and payments under its distribution plans (which differ by the relevant class of shares). The Fund also reimburses the Investment Management Company for the compensation and related expenses of certain Fund officers and contributions to the Putnam Investments Profit Sharing Retirement Plan for their benefit and their staff who provide administrative services. The total reimbursement is determined annually by the Trustees and was $63,444 for fiscal 2006, of which $52,353 represents a portion of total reimbursement for compensation and contributions.

The Trustees are responsible for generally overseeing the conduct of Fund business. Subject to such policies as the Trustees may determine, the Investment Management Company furnishes a continuing investment program for the Fund and makes investment decisions on its behalf. Subject to the control of the Trustees, the Investment Management Company also manages the Fund's other affairs and business. The basis for the Trustees' approval of the Fund's management contract is discussed in the Fund's annual report to shareholders dated October 13, 2006.

The table below shows the value of each Trustee's holdings in the Fund and in all of the Putnam funds as of December 31, 2006.

Aggregate dollar range of shares
Name of Trustee	Dollar range of Putnam	held in all of the Putnam funds
	Income Fund shares owned	overseen by Trustee
Jameson A. Baxter	$10,001-$50,000	over $100,000
Charles B. Curtis	$1-$10,000	over $100,000
Myra R. Drucker	$1-$10,000	over $100,000
John A. Hill	over $100,000	over $100,000
Paul L. Joskow	$1-$10,000	over $100,000
Elizabeth T. Kennan	$1-$10,000	over $100,000

Kenneth R. Leibler	$1-$10,000	over $100,000
Robert E. Patterson	$10,001-$50,000	over $100,000
W. Thomas Stephens	$1-$10,000	over $100,000
Richard B. Worley	$1-$10,000	over $100,000
*Charles E. Haldeman, Jr.	$10,001-$50,000	over $100,000
*George Putnam, III	$10,001-$50,000	over $100,000

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the Fund, the Investment Management Company, Putnam Retail Management or Marsh & McLennan Companies, Inc., the parent company of the Investment Management Company and its affiliated companies. Messrs. Putnam, III and Haldeman are deemed "interested persons" by virtue of their positions as officers of the Fund, the Investment Management Company or Putnam Retail Management or as shareholders of Marsh & McLennan Companies, Inc. Mr. Haldeman is the President and Chief Executive Officer of the Investment Management Company. Mr. Putnam, III is the President of the Fund and each of the other Putnam funds. The balance of the Trustees are not "interested persons."

Each independent Trustee of the Fund receives an annual retainer fee and additional fees for each Trustees' meeting attended, for attendance at industry seminars and for certain compliance-related services. Independent Trustees who serve on board committees receive additional fees for attendance at certain committee meetings and for special services rendered in that connection. Independent Trustees also are reimbursed for costs incurred in connection with their services, including costs of travel, seminars and educational materials. All of the current independent Trustees of the Fund are Trustees of all the Putnam funds and receive fees for their services. Mr. Putnam also receives the foregoing fees for his services as Trustee.

The Trustees periodically review their fees to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of independent Trustees of the Fund, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least three business days per Trustee meeting.

The standing committees of the Board of Trustees, and the number of times each committee met during the Fund's fiscal year, are shown in the table below:

Audit and Compliance Committee *	13
Board Policy and Nominating Committee	10
Brokerage Committee **	6
Contract Committee	15
Distributions Committee	11
Executive Committee	2
Investment Oversight Committees	35
Marketing Committee ***	8
Pricing Committee *	13
Shareholder Communications and Relations Committee ***	8
Investment Process Committee ****	9

* Effective January 2006, the responsibilities of the Audit and Pricing Committee were divided between two separate committees, the Audit and Compliance Committee and the Pricing Committee. The number of meetings also includes the number of meetings held by the Audit and Pricing Committee prior to the formation of the new committees.

** Effective January 2006, the Brokerage and Custody Committee was renamed the Brokerage Committee.

*** Effective January 2006, certain responsibilities of the Communication, Service and Marketing Committee were assigned to two new committees, the Marketing Committee and the Shareholder Communications and Relations Committee. The number of meetings also includes the number of meetings held by the Communication, Service and Marketing Committee prior to the formation of the new committees.

**** The Investment Process Committee began meeting in January 2006.

The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by the Fund for fiscal 2006, and the fees paid to each Trustee by all of the Putnam funds during calendar year 2006:

COMPENSATION TABLE

		Pension or	Estimated
		retirement	annual	Total
	Aggregate	benefits	benefits from	compensation
	compensation	accrued as	all Putnam	from all
	from the	part of fund	funds upon	Putnam funds
Trustees/Year	fund	expenses	retirement (1)	(2)

Jameson A. Baxter/1994 (3)	$ 4,378	$ 1,543	$ 110,500	$ 290,000
Charles B. Curtis/2001	4,264	2,255	113,900	300,000
Myra R. Drucker/2004 (3)	4,158	0	N/A	290,000
Charles E. Haldeman, Jr./2004	0	0	N/A	0
John A. Hill/1985 (2) (3) (4)	5,990	2,122	161,700	421,419
Paul L. Joskow/1997 (3)	4,289	1,362	113,400	295,000
Elizabeth T. Kennan/1992 (3)	4,419	1,954	108,000	300,000
Kenneth R. Leibler/2006 (5)	735	0	N/A	47,500
John H. Mullin, III/1997 (1) (3) (6)	2,471	1,712	107,400	185,000
Robert E. Patterson/1984	4,344	1,180	106,500	300,000
George Putnam, III/1984 (4)	4,625	1,073	130,300	320,000
W. Thomas Stephens/1997 (3)	4,144	1,636	107,100	290,000
Richard B. Worley/2004	4,272	0	N/A	300,000

(1) Estimated benefits for each Trustee are based on Trustee fee rates for calendar years 2003, 2004 and 2005. For Mr. Mullin, the annual benefits equal the actual benefits he is currently receiving under the Retirement Plan for Trustees of the Putnam funds.

(2) As of December 31, 2006, there were 107 funds in the Putnam family. For Mr. Hill, amounts shown also include compensation for service as Chairman of TH Lee, Putnam Emerging Opportunities Portfolio, a closed-end fund advised by an affiliate of the Investment Management Company.

(3) Certain Trustees are also owed compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of October 31, 2006, the total amounts of deferred compensation payable by the fund, including income earned on such amounts, to these Trustees were: Ms. Baxter-$14,041, Ms. Drucker-$1,203, Mr. Hill-$63,166, Dr. Joskow-$16,466, Dr. Kennan-$1,281, Mr. Mullin-$18,194, and Mr. Stephens -$1,561.

(4) Includes additional compensation to Messrs. Hill and Putnam for services as Chairman of the Trustees and President of the Funds, respectively.

(5) Mr. Leibler was elected to the Board of Trustees of the Putnam funds on October 12, 2006.

(6) Mr. Mullin retired from the Board of Trustees of the Putnam funds on June 30, 2006.

Under a Retirement Plan for Trustees of the Putnam funds (the "Plan") each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual attendance and retainer fees paid to such Trustee for calendar years 2003, 2004 and 2005. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. A death benefit, also available under the Plan, ensures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the board after 2003.

The Investment Management Company places all orders for purchases and sales of the Fund's portfolio securities. In selecting broker-dealers, the Investment Management Company may consider research and brokerage services furnished to it and its affiliates. As a matter of policy, the Investment Management Company is not permitted to consider sales of shares of the fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. The following table shows brokerage commissions paid during the fiscal periods indicated:

Fiscal Year	Brokerage commissions
2006	$235,375
2005	$154,442
2004	$300,184

The portfolio turnover rate for the Fund's 2006 fiscal year was lower than the portfolio turnover rate for the Fund's prior two fiscal years due to a decrease in trading volume. At the end of fiscal 2006, the Fund held securities of the Fund's regular broker-dealers as follows:

Broker held	Value ($)

Bank of America Corp.	2,797,101

Citigroup, Inc.	2,763,248

Lehman Brothers Holdings, Inc.	3,602,848

For the fiscal year ending on October 31, 2006, the Fund paid $4,972,415 in total other expenses, including payments under its distribution plans, but excluding management fees, investor servicing agent expenses and custodian expenses.

(5) Tax Treatment of Shareholders in Japan:

The Fund intends to qualify as a "bond investment trust." On that basis, the tax treatment of unitholders in Japan of funds would be as follows:

(1) Distributions to be made by a fund will be treated as distributions made by a publicly offered, domestic public and corporate bond investment trust.

(2) Distributions (including differences (in terms of the fund's currency) between the redemption amount and the amount equal to capital of the fund (hereinafter the same shall apply)) to be made by a fund to Japanese individual unitholders will be subject to the separate taxation from other income in Japan (i.e. 20% withholding tax (15% income tax and 5% local tax)). In this case, no report concerning payments will be filed with the Japanese tax authority.

(3) Distributions to be made by the fund to Japanese corporate unitholders will be subject to withholding of income tax in Japan (i.e., 20% withholding tax (15% income tax and 5% local taxes)). In certain case, a report concerning payments will be filed with the chief of the tax office.

(4) In general, distributions from the Fund are subject to withholding of U.S. federal income tax at a reduced rate of 10% under the United States-Japan tax treaty. The amount withheld as U.S. federal income tax may be applied for foreign tax credit in Japan. Notwithstanding the above, distributions of certain properly designated "capital gain dividends," "interest-related dividends," and "short-term capital gain dividends" (as such terms are defined under the United States Internal Revenue Code of 1986, as amended) will generally not be subject to withholding of U.S. federal income tax. Furthermore, special tax rules may apply to distributions by the Fund of gain attributable to certain "U.S. real property interests." Shareholders should consult their own tax advisor to determine the suitability of shares of the Fund as an investment.

(5) The Japanese withholding tax imposed on distributions as referred to in (2) and (3) above will be collected by way of the so-called "balance collection method", so that only the amount equivalent to 20% of the distribution before U.S. withholding tax less the amount of U.S. withholding tax withheld will be collected in Japan.

(6) The provisions of Japanese tax laws giving the privilege of a certain deduction from taxable income to corporations, which may apply to distributions paid by a domestic corporation, shall not apply.

(7) Capital gains and losses arising from purchase and sale, and repurchase of the units, shall be treated in the same way as those arising from purchase and sale of a publicly offered, domestic public and corporate bond investment trust, and no tax will be levied on individual unitholders for their capital gains.

This Fund intends to qualify as a public offered, foreign government and corporate bond fund under the tax law. There is a possibility, however, that other treatment may be made due to judgment by the tax authority in the future. Also, the taxation treatment described above is subject to other changes of law or practice.

To ensure compliance with requirements imposed by the United States Internal Revenue Service, you are hereby notified that the United States tax advice contained herein (i) is written in connection with the promotion or marketing by the Fund of the transactions or matters addressed herein, and (ii) is not intended or written to be used, and cannot be used by any taxpayer, for the purpose of avoiding United States tax penalties. Each taxpayer should seek advice based on the taxpayer's particular circumstances from an independent tax advisor.

5.	STATUS OF INVESTMENT FUND
(1)	Diversification of Investment Fund:
			(As of January 31, 2007)

				Investment
	Types of Assets	Name of Country	Total U.S. Dollars	Ratio (%)

	Collateralized Mortgage ObligationsUnited States		983,398,243	40.39
		Cayman Islands	6,222,602	0.26
		Ireland	4,899,910	0.20
		United Kingdom	2,412,858	0.10

		Sub-total	996,933,613	40.94

	US Government & Agency Obligations
	U.S. Government Agency
	Mortgage Obligations	United States	845,434,775	34.72
	U.S. Treasury Obligations	United States	35,080,417	1.44

	U.S. Government Guaranteed	United States	5,787,237	0.24
	Mortgage Obligations

	U.S. Government Agency	United States	2,471,035	0.10
	Obligations

	US Government & Agency Obligations	Sub-total	888,773,464	36.50

	Asset Backed Securities	United States	233,517,046	9.59
		Cayman Islands	30,494,723	1.25
		United Kingdom	9,159,160	0.38
		Ireland	1,716,203	0.07

		Sub-total	274,887,132	11.29

	Corporate Bonds and Notes	United States	219,216,228	9.00
		Canada	5,548,698	0.23
		Jersey	5,125,000	0.21
		Cayman Islands	4,038,716	0.17
		France	2,529,762	0.10
		Luxembourg	2,488,719	0.10
		Netherlands	1,800,251	0.07
		Spain	1,517,803	0.06
		Australia	1,176,282	0.05

		Sub-total	243,441,459	10.00

	Purchased Options	United States	7,132,592	0.29

	Municipal Bonds	United States	1,400,745	0.06

	Cash, Deposit and Other Assets
	(After deduction of liabilities)		22,457,611	0.92

	Total		2,435,026,616	100.00
	(Net Asset Value)		(JPY 296,416 million)

Note 1: Investment ratio is calculated by dividing each asset at its market value by the total Net Asset Value of the Fund. The same applies hereinafter.

Note 2: Details of the rating for the bonds invested by the Fund as of the end of January, 2007 are as follows:

Rating	AAA	AA	A	BBB	BB	B	CCC and	Other	Total
							Below

Percentage (%)	76.78	0.85	3.11	11.32	3.83	1.26	2.15	0.49	100.00

(2) Investment Assets:

(a) Names of Major Portfolio (Top 30 including the Equity Shares, Bonds, Options, etc.):

Please refer to the attached EXCEL Sheet (Top 30).

(b) Investment Real Estate:

Not applicable (as of the end of January, 2007).

(c) Other Major Investment Assets:

Not applicable (as of the end of January, 2007).

(3) Results of Past Operations:

(a) Record of Changes in Net Assets (Class M Shares):

Record of changes in net assets at the end of the following fiscal years and at the end of each month within a one year prior to the end of January, 2007 is as follows:

		Total Net Asset Value		Net Asset Value per Share

		Dollar	Yen
		(thousands)	(millions)	Dollar	Yen

	3rd Fiscal Year	368,297	44,833	7.11	866
	(October 31, 1997)

	4th Fiscal Year	1,188,620	144,691	6.84	833
	(October 31, 1998)

	5th Fiscal Year	1,623,061	197,575	6.41	780
	(October 31, 1999)

	6th Fiscal Year	1,066,539	129,830	6.25	761
	(October 31, 2000)

	7th Fiscal Year	1,024,351	124,694	6.64	808
	(October 31, 2001)

	8th Fiscal Year	1,465,393	178,382	6.54	796
	(October 31, 2002)

	9th Fiscal Year	884,380	107,656	6.63	807
	(October 31, 2003)

	10th Fiscal Year	556,725	67,770	6.80	828
	(October 31, 2004)

	11th Fiscal Year	420,886	51,234	6.66	811
	(October 31, 2005)

	12th Fiscal Year	331,997	40,414	6.67	812
	(October 31, 2006)

2006 End of	February	392,976	47,837	6.67	812
	March	381,398	46,428	6.58	801
	April	370,972	45,158	6.54	796
	May	366,351	44,596	6.51	792
	June	356,894	43,445	6.49	790
	July	353,070	42,979	6.55	797
	August	348,636	42,439	6.62	806
	September	343,552	41,821	6.65	810
	October	331,997	40,414	6.67	812
	November	328,532	39,992	6.71	817
	December	320,135	38,970	6.67	812
2007 End of	January	304,562	37,074	6.64	808

(Note) Operations of Class M Shares were commenced on December 14, 1994. In addition, as of December 14, 1994 the total net asset value was $1,005 (JPY 122,339) and net asset value per share of Class M Shares was $6.50 (JPY 791).

(b) Record of Changes in Distributions Paid (Class M Shares):

Period	Amount of Dividend paid per Share

3rd Fiscal Year (11/1/1996-10/31/1997)	$0.47	(JPY 57.21)

4th Fiscal Year (11/1/1997-10/31/1998)	$0.45	(JPY 54.78)

5th Fiscal Year (11/1/1998-10/31/1999)	$0.41	(JPY 49.91)

6th Fiscal Year (11/1/1999-10/31/2000)	$0.41	(JPY 49.91)

7th Fiscal Year (11/1/2000-10/31/2001)	$0.40	(JPY 48.69)

8th Fiscal Year (11/1/2001-10/31/2002)	$0.34	(JPY 41.39)

9th Fiscal Year (11/1/2002-10/31/2003)	$0.24	(JPY 29.22)

10th Fiscal Year (11/1/2003-10/31/2004)	$0.18	(JPY 21.91)

11th Fiscal Year (11/1/2004-10/31/2005)	$0.20	(JPY 24.35)

12th Fiscal Year (11/1/2005-10/31/2006)	$0.27	(JPY 32.87)

(Note) Record of distribution paid from March 2005 to February 2007 are as follows:

					Net Asset Value per Share
		Dividend		Record	as of the Record Date
	Month/Year	Dollar	Yen	Date	Dollar	Yen

2005 End of	March	0.015	1.826	3/16/05	6.72	818
	April	0.015	1.826	4/14/05	6.75	822
	May	0.015	1.826	5/16/05	6.80	828
	June	0.018	2.191	6/16/05	6.82	830
	July	0.018	2.191	7/14/05	6.79	827
	August	0.017	2.069	8/16/05	6.78	825
	September	0.022	2.678	9/15/05	6.79	827
	October	0.022	2.678	10/14/05	6.70	816
	November	0.022	2.678	11/15/05	6.65	810
	December	0.022	2.678	12/15/05	6.68	813
2006 End of	January	0.022	2.678	1/13/06	6.72	818
	February	0.021	2.556	2/15/06	6.65	810
	March	0.022	2.678	3/16/06	6.66	811
	April	0.022	2.678	4/13/06	6.54	796
	May	0.023	2.800	5/16/06	6.54	796
	June	0.023	2.800	6/15/06	6.52	794
	July	0.023	2.800	7/14/06	6.52	794
	August	0.023	2.800	8/16/06	6.60	803
	September	0.025	3.043	9/14/06	6.63	807
	October	0.025	3.043	10/16/06	6.62	806
	November	0.025	3.043	11/15/06	6.68	813
	December	0.025	3.043	12/14/06	6.69	814
2007 End of	January	0.024	2.922	1/16/07	6.67	812
	February	0.026	3.165	2/14/07	6.68	813

(c) Record of Changes in Return Rate (Class M Shares)

Record of changes in Return Rate during the following fiscal years is as follows:

Period	Annual Return

3rd Fiscal Year (11/1/1996-10/31/1997)	8.74%

4th Fiscal Year (11/1/1997-10/31/1998)	2.58%

5th Fiscal Year (11/1/1998-10/31/1999)	-0.26%

6th Fiscal Year (11/1/1999-10/31/2000)	4.05%

7th Fiscal Year (11/1/2000-10/31/2001)	13.10%

8th Fiscal Year (11/1/2001-10/31/2002)	3.77%

9th Fiscal Year (11/1/2002-10/31/2003)	5.12%

10th Fiscal Year (11/1/2003-10/31/2004)	5.40%

11th Fiscal Year (11/1/2004-10/31/2005)	0.84%

12th Fiscal Year (11/1/2005-10/31/2006)	4.38%

*Return Rate (%) =[ [ Ending NAV x A] ] / Beginning NAV] – 1

"A" shall be obtained by multiplying together all the amounts of such dividend as distributed during the period divided by the net asset value per share on the ex-dividend day of the relevant distribution plus 1.

Provided that Beginning NAV, except for the 1st fiscal year, means net asset value per share at the end of the fiscal year immediately preceding the relevant fiscal year, and Ending NAV means net asset value per share at the end of the relevant fiscal year.

6. OUTLINE OF PROCEDURES, ETC.

[To be inserted the summary for Part III. "II. PROCEDURES, ETC."]

7. OUTLINE OF ADMINISTRATION AND MANAGEMENT

[To be inserted the summary for Part III. "III. ADMINISTRATION AND MANAGEMENT"]

II. INFORMATION ON FINANCIAL HIGHLIGHTS

[To be inserted the summary for Part III., "IV. FINANCIAL CONDITIONS OF THE FUND" ("1. Statement of Operations (Balance Sheet)" and "2. Statement of Asset and Liabilities").]

III. SUMMARY OF INFORMATION CONCERNING FOREIGN INVESTMENT FUND SECURITIES

1. Transfer of the Shares

The transfer agent for the registered share certificates is Putnam Fiduciary Trust Company, P.O. Box 41203, Providence, RI 02940-1203, U. S. A.

The Japanese investors who entrust the custody of their shares to a Sales Handling Company shall have their shares transferred under the responsibility of such company, and the other investors shall make their own arrangements.

No fee is chargeable for the transfer of shares.

2. The Closing Period of the Shareholders' Book

No provision is made.

3. There are no annual shareholders' meetings. Special shareholders' meeting may be held from time to time as required by the Agreement and Declaration of Trust and the Investment Company Act of 1940. The Fund has voluntarily undertaken to hold a shareholder meeting at which the Board of Trustees would be elected every five years beginning in 2004.

4. No special privilege is granted to Shareholders.

The acquisition of Shares by any person may be restricted.

IV. ITEMS OF DETAILED INFORMATION CONCERNING THE FUND

The Items of DETAILED INFORMATION CONCERNING THE FUND are as follows:

I. ADDITIONAL INFORMATION CONCERNING THE FUND

1. History of the Fund

2. Outline of Laws Regulating the Fund in the Jurisdiction Where Established

3. Outline of the Supervisory Authority

II. PROCEDURES, ETC.

1. Subscription Procedures

2. Repurchase Procedures

III. MANAGEMENT AND ADMINISTRATION

1. Outline of Management of Assets, Etc.

(1) Valuation of Assets

(2) Custody of Shares

(3) Duration Period

(4) Accounting Period

(5) Miscellaneous

2. Outline of Disclosure System

3. Rights By Shareholders, Etc.

(1) Rights By Shareholders, Etc.

(2) Foreign Exchange Control in the United States

(3) Agent in Japan

(4) Jurisdiction

IV. FINANCIAL CONDITIONS OF THE FUND

1. Financial Statements

2. Conditions of the Fund

V. RECORD OF SALES AND REPURCHASES

PART III. DETAILED INFORMATION CONCERNING THE FUND

I. ADDITIONAL INFORMATION CONCERNING THE FUND

1. History of the Fund:

October 13, 1954: Organization of the Fund as a Massachusetts corporation.

August 13, 1982: Organization of the Fund as a Massachusetts business trust. Adoption of the Agreement and Declaration of Trust.

April 7, 1989: Adoption of the Amended and Restated Agreement and Declaration of Trust.

2. Outline of Laws Regulating the Fund in the Jurisdiction Where Established:

The Fund was created under, and is subject to, the laws of the Commonwealth of Massachusetts. The sale of the Fund's shares is subject to, among other things, the Securities Act of 1933, as amended, and certain state securities laws. The Fund also intends to qualify each year and elect to be taxed as a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended and the regulations thereunder.

The following is a broad outline of certain of the principal statutes regulating the operations of the Fund in the U.S.:

a. Massachusetts General Laws, Chapter 182 - Voluntary Associations and Certain Trusts:

Chapter 182 provides in part as follows:

A copy of the declaration of trust must be filed with the Secretary of The Commonwealth of Massachusetts and with the Clerk of the City of Boston. Any amendment of the declaration of trust must be filed with the Secretary and the Clerk within thirty days after the adoption of such amendment.

A trust must annually file with the Secretary of The Commonwealth on or before June 1, a report providing the name of the trust, its address, number of shares outstanding and the names and addresses of its trustees.

Penalties may be assessed against the trust for failure to comply with certain of the provisions of Chapter 182.

b. Investment Company Act of 1940:

The Investment Company Act of 1940, as amended (the "1940 Act"), in general, requires investment companies to register as such with the U.S. Securities and Exchange Commission (the "SEC"), and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.

c. Securities Act of 1933:

The Securities Act of 1933, as amended (the "1933 Act"), regulates many sales of securities. The 1933 Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.

d. Securities Exchange Act of 1934:

The Securities Exchange Act of 1934, as amended (the "1934 Act"), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents and brokers and dealers.

e. The U.S. Internal Revenue Code of 1986:

The Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders.

f. Other laws:

The Fund is subject to the provisions of other laws, rules, and regulations applicable to the Fund or its operations, such as, for example, various state laws regarding the sale of the Fund's shares.

3. Outline of the Supervisory Authorities:

Among the regulatory authorities having jurisdiction over the Fund or certain of its operations are the SEC and state regulatory agencies or authorities.

a. The SEC has broad authority to oversee the application and enforcement of the federal securities laws, including the 1940 Act, the 1933 Act, and the 1934 Act, among others, to the Fund. The 1940 Act provides the SEC broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the Act, and otherwise to enforce the provisions of the Act.

b. State authorities typically have broad authority to regulate the offering and sale of securities to their residents or within their jurisdictions and the activities of brokers, dealers, or other persons directly or indirectly engaged in related activities.

II. PROCEDURES, ETC.

1. Sales Procedures, Etc.:

(1) Sales Procedures in the United States

Investors residing in the United States can open a Fund account with as little as $500 and make subsequent investments in any amount. The minimum investment is waived if the investors make regular investments weekly, semi-monthly, or monthly through automatic deductions from their bank checking or savings account. Currently, the Investment Management Company is waiving the minimum, but reserves the right to reject initial investments under the minimum.

The Fund sells its shares at the offering price, which is the NAV plus any applicable sales charge. The investor's financial advisor or Putnam Investor Services generally must receive the investor's completed buy order before the close of regular trading on the exchange for the investor's shares to be bought at that day's offering price.

Investors can open an account:

* Through a financial advisor. The investor's advisor will be responsible for furnishing all necessary documents to Putnam Investor Services, and may charge the investor for his or her services. Alternatively, the investors may request an account application from Putnam Investor Services. The investors should simply complete the application and write a check for the amount the investors wish to invest, payable to the Fund. Return the check and completed form to Putnam Investor Services.

* Through systematic investing. The investor may open an account by filling out the systematic investing section of the accounts application. The investors should simply specify the frequency of regular investments (weekly, semi-monthly or monthly) through automatic deductions from the investors' bank checking or savings account. Application forms are available through the investors' advisor or by calling Putnam Investor Services at 1-800-225-1581.

* Through your employer's retirement plan. If the investors participate in a retirement plan that offers the Fund, investors should consult their employer for information on how to purchase shares of the Fund through the plan, including any restrictions or limitations that may apply.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the Fund is unable to collect the required information, Putnam Investor Services may not be able to open the investor's fund account. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships must also provide other identifying information. Putnam Investor Services may share identifying information with third parties for the purpose of verification. If Putnam Investor Services cannot verify identifying information after opening an investor's account, the Fund reserves the right to close an investor's account.

Other methods of making subsequent investments:

Via the Internet or phone. If the investors have an existing Putnam fund account and the investors have completed and returned an Electronic Investment Authorization Form, the investor can buy additional shares online at www.putnam.com or by calling Putnam Investor Services at 1-800-225-1581.

By mail. The investors may also request a book of investment stubs for their account. Complete an investment stub and write a check for the amount the investors wish to invest, payable to the Fund. Return the check and investment stub to Putnam Investor Services.

By wire transfer. The investors may buy Fund shares by bank wire transfer of same-day funds. Please call Putnam Investor Services at 1-800 -225-1581 for wiring instructions. Any commercial bank can transfer same-day funds by wire. The Fund will normally accept wired Funds for investment on the day received if they are received by the Fund's designated bank before the close of regular trading on the New York Stock Exchange ("NYSE"). The investors' bank may charge them for wiring same-day funds. Although the Fund's designated bank does not currently charge the investors for receiving same-day funds, it reserves the right to charge for this service. The investors cannot buy shares for tax-qualified retirement plans by wire transfer.

The Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

(2) Sales Procedures in Japan

It is agreed and understood that the Shares of the Fund shall be offered by the Distributor to non U.S. persons in Japan only and not to any "U.S. Person" as such person is defined below. In addition, if a shareholder becomes a U.S. Person after purchasing shares, the shareholder may hold shares continuously pursuant to the Account Contract (as defined below) but may not purchase additional shares from the Distributor in Japan.

For purposes of this Agreement, a "U.S. Person" means any of the following: (1) a citizen or resident of the United States for U.S. federal income tax purposes; (2) a corporation, partnership or other legal entity organized under the law of the United States or any of its political subdivisions; (3) any estate or trust which is subject to U.S. federal income taxation regardless of the source of its income. For purposes of this definition, the "United States" means the United States of America and any of its states, territories, possessions or the District of Columbia.

In Japan, Shares of the Fund are offered on any Business Day and any business day of a securities company in Japan during the Subscription Period mentioned in "Section 7. Period of Subscription, Part I Information concerning Securities" of a securities registration statement pursuant to the terms set forth in "Part I. Information concerning Securities" of the relevant securities registration statement. A Sales Handling Company shall provide to the investors a Contract Concerning a Foreign Securities Transactions Account and other prescribed contracts (the "Account Contract") and receive from such investors an application for requesting the opening of a transactions account under the Account Contract. Purchase may be made in the minimum investment amount of 200 shares and in integral multiples of 100 shares.

The issue price for Shares during the Subscription period shall be, in principal, the Net Asset Value per Share next calculated on the day on which the Fund has received such application. The Trade Day in Japan is the day when the Sales Handling Company confirms the execution of the order (ordinarily the business day in Japan next following the placement of orders), and payment and delivery shall be made on the fourth Business Day after and including the Trade Day. The sales charge in Japan shall be 3% of the amount obtained by deduction of the amount equivalent to 3% of the public offering price from such price (hereinafter referred to as the "Sales Price"). Any amount, which is over the net asset value, of the Sales Price shall be retained by Putnam Retail Management, principal underwriter of the Fund. The public offering price means the amount calculated by dividing the net asset value by (1- 0.0325) and rounded to three decimal places.

Investors who entrust a Sales Handling Company with safekeeping of the certificates for Fund shares will receive a trade balance report. In such case payment shall be made in yen in principal and the applicable exchange rate shall be the exchange rate determined by such Sales Handling Company to be based on the foreign exchange rate quoted in the Tokyo Foreign Exchange Market on the Trade Day. The payment may be made in dollars to the extent that the Sales Handling Companies agree.

In addition, Sales Handling Companies in Japan who are members of the Japan Securities Dealers' Association cannot continue sales of the Shares in Japan when the net assets of the Fund are less than JPY 100,000,000 or the Shares otherwise cease to comply with the "Standards of Selection of Foreign Investment Fund Securities" in the "Regulations Concerning the Transactions of Foreign Securities" established by the Association.

2. Repurchase Procedures, Etc.:

(1) Repurchase Procedures in the United States

Investors residing in the United States can sell their shares back to the Fund any day the NYSE is open, either through the investor's financial advisor or directly to the Fund. Payment for redemptions may be delayed until the Fund collects the purchase price of shares, which may be up to 10 calendar days after the purchase date.

The Fund will impose a short-term trading fee of 1.00% of the total redemption amount (calculated at market value) if the investors sell or exchange their shares after holding them for 7 days or less (including if they were purchased by exchange). The short-term trading fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. The short-term trading fee will not apply in certain circumstances, such as redemptions in the event of shareholder death or post-purchase disability, redemptions from certain omnibus accounts, redemptions made as part of a systematic withdrawal plan, and redemptions in connection with periodic portfolio rebalancings of certain wrap accounts or automatic rebalancing arrangements entered into by Putnam Retail Management and a dealer. The fee will not apply to shares sold or exchanged by a Section 529 (of the Internal Revenue Code) college savings plan or a Putnam fund-of-funds, or to redemptions for the purpose of paying benefits pursuant to tax-qualified retirement plans. In addition, for investors in defined contribution plans administered by Putnam or a Putnam affiliate, the short-term trading fee applies only to exchanges of shares purchased by exchange, and will not apply to redemptions to pay distributions or loans from such plans, redemptions of shares purchased directly with contributions by a plan participant or sponsor and redemptions of shares purchased in connection with loan repayments. These exceptions may also apply to defined contribution plans administered by third parties that assess the fund's short-term trading fee. For purposes of determining whether the short-term trading fee applies, the shares that were held the longest will be redeemed first. Some financial intermediaries, retirement plan sponsors or recordkeepers that hold omnibus accounts with the fund are currently unable or unwilling to assess the fund's short-term trading fee. Some of these firms use different systems or criteria to assess fees that are currently higher than, and in some cases in addition to, the fund's short-term trading fee.

* Selling shares through the investor's financial advisor. The investor's advisor must receive the investor's request in proper form before the close of regular trading on the NYSE for the investor to receive that day's NAV, less any applicable deferred sales charge and short-term trading fee. The investor's advisor will be responsible for furnishing all necessary documents to Putnam Investor Services on a timely basis and may charge investors for his or her services.

* Selling shares directly to the Fund. Putnam Investor Services must receive the investor's request in proper form before the close of regular trading on the NYSE in order for the investor to receive that day's NAV, less any applicable sales charge and short-term trading fee.

By mail. The investors should send a signed letter of instruction by all registered owners or their legal representatives to Putnam Investor Services. If the investor has certificates for the shares he or she wants to sell, investors must return them unendorsed with their letter of instruction.

By telephone. The investor may use Putnam's telephone redemption privilege to redeem shares valued at less than $100,000 unless the investor has notified Putnam Investor Services of an address change within the preceding 15 days, in which case other requirements may apply. Unless the investor indicates otherwise on the account application, Putnam Investor Services will be authorized to accept redemption instructions received by telephone. The telephone redemption privilege is not available if there are certificates for the investor's shares. The telephone redemption privilege may be modified or terminated without notice.

* Shares held through the investor's employer's retirement plan. For information on how to sell shares of the Fund that were purchased through the investor's employer's retirement plan, including any restrictions and charges that the plan may impose, please consult the investor's employer.

* Additional requirements. In certain situations, for example, if the investor sells shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, Putnam Investor Services usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. For more information concerning Putnam's signature guarantee and documentation requirements, the investor should contact Putnam Investor Services.

* Payment Information. The Fund generally sends an investor payment for his or her shares the business day after the investor's request is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by U.S. federal securities law.

* Redemption by the Fund. If an investor owns fewer shares than the minimum set by the Trustees (presently 20 shares), the Fund may redeem the investor's shares without the investor's permission and send the investor the proceeds. The Fund may also redeem shares if an investor owns shares more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

Policy on excessive short-term trading

Risks of excessive short-term trading. Excessive short-term trading activity may reduce the Fund's performance and harm all Fund shareholders by interfering with portfolio management, increasing the Fund's expenses and diluting the Fund's net asset value. Depending on the size and frequency of short-term trades in the Fund's shares, the Fund may experience increased cash volatility, which could require the Fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold. The need to execute additional portfolio transactions due to these cash flows may also increase the Fund's brokerage and administrative costs and, for investors in taxable accounts, may increase the taxable distributions received from the Fund.

When the Fund invests in non-U.S. securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the Fund's investments that result from events occurring after the close of the non-U.S. markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the Fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

Because the Fund invests in securities that may trade infrequently or may be more difficult to value, such as lower-rated bonds, it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund's investments. In addition, the market for lower-rated bonds may at times show "market momentum," in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund's shares, which will reduce the Fund's performance and may dilute the interests of other shareholders. Because lower-rated debt may be less liquid than higher-rated debt, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities.

Fund policies. In order to protect the interests of long-term shareholders of the Fund, the Investment Management Company and the Fund's Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The Fund seeks to discourage excessive short-term trading by imposing short–term trading fees and using fair value pricing procedures to value investments under some circumstances. In addition, the Investment Management Company monitors activity in shareholder accounts about which it possesses the necessary information in order to detect excessive short-term trading patterns and takes steps to deter excessive short-term traders.

The Investment Management Company's Compliance Department currently uses multiple reporting tools to monitor activity in retail customer accounts for which Putnam Investor Services maintains records. This review is based on the Fund's internal parameters for detecting excessive short-term trading, which consider the number of "round trip" transactions above a specified dollar amount within a specified period of time. These parameters may change from time to time. If a monitored account engages in short-term trading that the Investment Management Company or the Fund considers to be excessive or inappropriate, Putnam Management will issue the investor and his or her financial intermediary, if any, a written warning. In addition, the Investment Management Company will also communicate instances of excessive short-term trading to the compliance staff of an investor's broker, if one is identified.

In addition to enforcing these exchange parameters, the Investment Management Company and the Fund reserve the right to reject or restrict purchases or exchanges for any reason. The Investment Management Company or the Fund may determine that an investor's trading activity is excessive or otherwise potentially harmful based on various factors, including an investor's or financial intermediary's trading history in the Fund, other Putnam funds or other investment products, and may aggregate activity in multiple accounts under common ownership or control. If the Fund identifies an investor or intermediary as a potential excessive trader, it may, among other things, require further trades to be submitted by mail rather than by phone or over the Internet, impose limitations on the amount, number, or frequency of future purchases or exchanges, or temporarily or permanently bar the investor or intermediary from investing in the Fund or other Putnam funds. The Fund may take these steps in its discretion even if the investor's activity may not have been detected by the Fund's current monitoring parameters.

Limitations on the Fund's policies. There is no guarantee that the Fund will be able to detect excessive short-term trading in all accounts. For example, the Investment Management Company currently does not have access to sufficient information to identify each investor's trading history, and in certain circumstances there are operational or technological constraints on its ability to enforce the Fund's policies. In addition, even when the Investment Management Company has sufficient information, its detection methods may not capture all excessive short-term trading.

In particular, many purchase, redemption and exchange orders are received from financial intermediaries that hold omnibus accounts with the Fund. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers and third-party administrators. The Fund is generally not able to identify trading by a particular beneficial owner within an omnibus account, which makes it difficult or impossible to determine if a particular shareholder is engaging in excessive short-term trading. The Investment Management Company monitors aggregate cash flows in omnibus accounts on an ongoing basis. If high cash flows or other information indicate that excessive short-term trading may be taking place, the Investment Management Company will contact the financial intermediary, plan sponsor or recordkeeper that maintains accounts for the underlying beneficial owner and attempt to identify and remedy any excessive trading. However, the Fund's ability to monitor and deter excessive short-term traders in omnibus accounts ultimately depends on the capabilities and cooperation of these third-party financial firms. A financial intermediary or plan sponsor may impose different or additional limits on short-term trading.

Blackout periods for Putnam employees. The Investment Management Company imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of the Investment Management Company and covered family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market Putnam fund within any 90-calendar day period. Members of the Investment Management Company 's Investment Division, certain senior executives, and certain other employees with access to investment information, as well as their covered family members, are subject to a blackout period of one year. These blackout periods are subject to limited exceptions.

(2) Repurchase Procedures in Japan

Shareholders in Japan may at any time request repurchase of their Shares. Repurchase requests in Japan may be made to Investor Servicing Agent through the Sales Handling Company on a Fund Business Day that is a business day of securities companies in Japan without a contingent deferred sales charge. Repurchases (other than repurchases of all of an investor's Fund Shares) shall be made only in integral multiples of 100 shares.

The price a shareholder in Japan will receive is the next net asset value calculated after the Fund receives the repurchase request from Mizuho Investors. The price shall be paid in yen through the Sales Handling Companies pursuant to the Contracts or, if the Sales Handling Companies agree, in dollars. Payment for repurchase proceeds shall generally be made on the fourth business day of securities companies in Japan after and including the Trade Day.

III. MANAGEMENT AND ADMINISTRATION

1. Outline of Management of Assets, Etc.:

(1) Valuation of Assets:

The price of the Fund's shares is based on its NAV. The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the NYSE each day the exchange is open.

The Fund values its investment for which market quotations are readily available at market value. It values all other investments and assets at their fair value. Market quotations are not considered to be readily available for many debt securities. These securities are generally valued at fair value on the basis of valuations provided by an independent pricing service approved by the Fund's Trustees or dealers selected by the Investment Management Company. Such services or dealers determine valuations for normal institutional-size trading units of such securities using information with respect to transactions in the bond being valued, market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. The fair value determined for an investment may differ from recent market prices for the investment.

The Fund determines the net asset value per share of each class of shares once each day the NYSE is open. Currently, the NYSE is closed Saturdays, Sundays and the following holidays: New Year's Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving Day and Christmas Day. The Fund determines net asset value as of the close of regular trading on the NYSE, normally 4:00 p.m. U.S. Eastern time.

Assets of money market funds are values at amortized cost pursuant to SEC Rule 2a-7. For the other funds, securities and other assets ("Securities") for which market quotations are readily available are valued at prices which, in the opinion of the Investment Management Company, most nearly represent the market values of such Securities. Currently, prices for these Securities are determined using the last reported sale price (or official closing price for Securities listed on certain markets) or, if no sales are reported (as in the case of some Securities traded over-the-counter), the last reported bid price, except that certain Securities are valued at the mean between the last reported bid and ask prices. All other Securities are valued by the Investment Management Company or other parties at their fair value following procedures approved by the Trustees.

Reliable market quotations are not considered to be readily available for, among other Securities, long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain non-U.S. securities. These investments are valued at fair value, generally on the basis of valuations furnished by approved pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. Other Securities, such as various types of options, are valued at fair value on the basis of valuations furnished by broker-dealers or other market intermediaries.

The Investment Management Company values all other Securities at fair value using its internal resources. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the Securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted Securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such Securities and any available analysts' reports regarding the issuer. In the case of Securities that are restricted as to resale, the Investment Management Company determines fair value based on the inherent worth of the Security without regard to the restrictive feature, adjusted for any diminution in value resulting from the restrictive features.

Generally, trading in certain Securities (such as non-U.S. securities) is substantially completed each day at various times before the close of the NYSE. The closing prices for these Securities in markets or on exchanges outside of the U.S. that close before the close of the NYSE may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the Fund has adopted fair value pricing procedures, which, among other things, require the Fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will vary, it is possible that fair value prices will be used by the Fund to a significant extent. In addition,

Securities held by some of the funds may be traded in foreign markets that are open for business on day that the Fund is not, and the trading of such Securities on those days may have an impact on the value of a shareholder's investment at a time when the shareholder cannot buy and sell shares of the Fund. Currency exchange rates used in valuing Securities are normally determined as of 3:00 p.m. Eastern time. Occasionally, events affecting such exchange rates may occur between the time of the determination of exchange rates and the close of the Exchange, which, in the absence of fair valuation, would not be reflected in the computation of the Fund's net asset value. If events materially affecting the currency exchange rates occur during such period, then the exchange rates used in valuing affected Securities will be valued by Putnam Management at their fair value following procedures approved by the Trustees.

In addition, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain Securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected before the close of the NYSE. Occasionally, events affecting the value of such Securities may occur between the time of the determination of value and the close of the NYSE, which, in the absence of fair value prices, would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such Securities occur during such period, then these Securities will be valued by the Investment Management Company at their fair value following procedures approved by the Trustees. It is expected that any such instances would be very rare.

The fair value of Securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such Securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a Security at a given point in time and does not reflect an actual market price.

The fund may also value its Securities at fair value under other circumstances pursuant to procedures approved by the Trustees.

(2) Custody of Shares:

Share certificates shall be held by Shareholders at their own risk.

The custody of the Share certificates (if issued) representing Shares sold to Japanese Shareholders shall, unless otherwise instructed by the Shareholder, be held, in the name of the custodian, by the custodian of Mizuho Investors. Trade balance reports shall be delivered by the Sales Handling Companies to the Japanese Shareholders.

(3) Duration Period:

Unless terminated, the Fund shall continue without limitation of time.

(4) Accounting Period:

The accounts of the Fund will be closed each year on 31st October.

(5) Miscellaneous:

(a) Suspension of Redemption: The Fund may suspend shareholders' right of redemption, or postpone payment for more than seven days, if the NYSE is closed for other than customary weekends or holidays, or if permitted by the rules of the U.S. SEC during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the U.S. SEC for protection of investors.

(b) Duration and Liquidation:

Unless terminated, the Fund shall continue without limitation of time. The Fund may be terminated at any time by vote of the Shareholders holding at least 66 2/3% of the Shares entitled to vote or by the Trustees of the Fund by written notice to the Shareholders.

(c) Authorized Shares:

There is no prescribed authorized number of Shares, and Shares may be issued from time to time.

(d) Agreement and Declaration of Trust:

Originals or copies of the Agreement and Declaration of Trust, as amended, are on file in the United States with the Secretary of The Commonwealth of Massachusetts and with the Clerk of the City of Boston.

The Agreement and Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized to do so by vote of Shareholders holding a majority of the Shares entitled to vote, except that an amendment which shall affect the holders of one or more series or classes of Shares but not the holders of all outstanding series and classes shall be authorized by vote of the Shareholders holding a majority of the Shares entitled to vote of each series and class affected and no vote of Shareholders of a series or class not affected shall be required. Amendments having the purpose of changing the name of the Fund or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by Shareholder vote.

In Japan, material changes in the Agreement and Declaration of Trust shall be published and notice thereof shall be sent to the Japanese Shareholders.

(e) Issue of Warrants, Subscription Rights, etc.:

The Fund may not grant privileges to purchase shares of the Fund to shareholders or investors by issuing warrants, subscription rights or options, or other similar rights.

(f) How Performance Is Shown:

Fund advertisements may, from time to time, include performance information. "Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day period by the maximum public offering price per share on the last day of that period.

For purposes of calculating yield, net investment income is calculated in accordance with U.S. SEC regulations and may differ from net investment income as determined for financial reporting purposes. U.S. SEC regulations require that net investment income be calculated on a "yield-to-maturity" basis, which has the effect of amortizing any premiums or discounts in the current market value of fixed-income securities. The current dividend rate is based on net investment income as determined for tax purposes, which may not reflect amortization in the same manner.

Yield is based on the price of the shares, including the maximum initial sales charge.

"Total return" for the one-, five- and ten-year periods (or for the life of the Fund, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the Fund invested at the maximum public offering price. Total return may also be presented for other periods or based on investment at reduced sales charge levels. Any quotation of investment performance not reflecting the maximum initial sales charge or contingent deferred sales charge would be reduced if the sales charge were used. For the one-year, five-year and ten-year periods ended October 31, 2006 the average annual total return for Class M shares of the Fund was 1.04%, 3.21% and 4.37%, respectively. Returns for Class M shares reflect the deduction of the current maximum initial sales charge of 3.25% for Class M shares. The 30-day SEC yield for the Class M shares of the Fund for the period ended October 31, 2006 was 4.41% with expense limitation and 4.36% without expense limitation.

All data are based on past investment results and do not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, portfolio composition, Fund operating expenses and which class of shares the investor purchases. Investment performance also often reflects the risks associated with the Fund's investment objective and policies. These factors should be considered when comparing the Fund's investment results with those of other mutual funds and other investment vehicles.

Quotations of investment performance for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect. Fund performance may be compared to that of various indexes.

(g) The Procedures Concerning Amendments to the Agreements Concluded Between the Related Companies, etc.:

(i) Management Contract The Management Contract shall automatically terminate, without the payment of any penalty, in the event of its assignment; and this Contract shall not be amended unless such amendment be approved at a meeting by the affirmative vote of a majority of the outstanding shares of the Fund, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Fund who are not interested persons of the Fund or of the Investment Management Company.

This Contract shall become effective upon its execution, and shall remain in full force and effect continuously thereafter (unless terminated automatically in the event of its assignment) until terminated as follows:

(a) Either party thereto may at any time terminate this Contract by not more than sixty days' nor less than thirty days' written notice delivered or mailed by registered mail, postage prepaid, to the other party, or

(b) If (i) the Trustees of the Fund or the shareholders by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Trustees of the Fund who are not interested persons of the Fund or of the Investment Management Company, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Contract, then this Contract shall automatically terminate at the close of business on the second anniversary of its execution, or upon the expiration of one year from the effective date of the last such continuance, whichever is later.

(ii) Custodian Agreement

The Custodian Agreement with PFTC shall become effective as of its execution, shall continue in full force and effect until terminated as hereinafter provided, may be amended at any time by mutual agreement of the parties hereto and may be terminated by either party by an instrument in writing delivered or mailed, postage prepaid to the other party, such termination to take effect not sooner than thirty (30) days after the date of such delivery or mailing; provided either party may at any time immediately terminate this Agreement in the event of the appointment of a conservator or receiver for the other party or upon the happening of a like event at the direction of an appropriate regulatory agency or court of competent jurisdiction. No provision of this Agreement may be amended or terminated except by a statement in writing signed by the party against which enforcement of the amendment or termination is sought.

This Agreement is executed and delivered in The Commonwealth of Massachusetts and shall be governed by and construed according to the internal laws of said Commonwealth, without regard to principles of conflicts of law.

(iii) Master Custodian Agreement

The Master Custodian Agreement with SSBTC takes effect upon its execution and remains in full force for an initial term 4 years from the date of execution, and shall automatically renew for additional consecutive 3 year terms, unless either party gives 180 days' prior written notice to the other of its intent not to renew. This Agreement shall be modified or amended from time to time by mutual written agreement of the parties to this Agreement.

This Agreement is governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

(iv) Investor Servicing Agreement

The Investor Servicing Agreement takes effect upon its execution and remains in full force and effect until terminated as hereinafter provided. This Agreement may be amended at any time by mutual agreement of the parties hereto. It may be terminated by the Fund upon 90 days' written notice to PFTC and by PFTC upon six months' written notice to the Fund.

This Agreement is governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

(v) Master Sub-Accounting Agreement

The Master Sub-Accounting Agreement takes effect upon its execution and remains in full force for an initial term 7 years from the date of execution, and shall automatically renew for additional consecutive 3 year terms, unless either party gives 180 days' prior written notice to the other of its intent not to renew. This Agreement shall be modified or amended from time to time by mutual written agreement of the parties to this Agreement.

This Agreement is governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

(vi) Agent Company Agreement:

The Agent Company Agreement shall be effective until terminated upon notice, thirty (30) days prior to the termination date, in writing to the other party to this Agreement.

This Agreement shall be governed by and construed in accordance with the laws of Japan.

(vii) Japan Dealer Sales Contract:

Either party hereto may terminate Japan Dealer Sales Contract, without cause, upon 30 days' written notice to the other party. Either party hereto may also terminate this Contract for cause upon the violation by the other party of any of the provisions hereof, such termination to become effective on the date such notice of termination is mailed to the other party.

This Contract and the rights and obligations of the parties hereunder shall be governed by and construed under the laws of The Commonwealth of Massachusetts.

2. Outline of Disclosure System:

(1) Disclosure in United States of America:

(i) Disclosure to shareholders

In accordance with the Investment Company Act of 1940, the investment fund is required to send to its shareholders annual and semi-annual reports containing financial information.

(ii) Disclosure to the SEC

The investment fund has filed a registration statement with the SEC on Form N-1A; the Fund updates that registration statement periodically in accordance with the Investment Company Act of 1940.

(2) Disclosure in Japan:

a. Disclosure to the Supervisory Authority:

(i) Disclosure Required under the Securities and Exchange Law:

When the Fund intends to offer the Shares amounting to more than certain amount in Japan, it shall submit to the Director of Kanto Local Finance Bureau of the Ministry of Finance of Japan securities registration statements together with the copies of the Agreement and Declaration of the Fund and the agreements with major related companies as attachments thereto. The said documents are made available for public inspection for investors and any other persons who desire at Kanto Local Finance Bureau of the Ministry of Finance or through the electronic disclosure system regarding disclosure materials such as a securities registration statement or annual securities report pursuant to the Securities Exchange Law of Japan (EDINET).

The Sales Handling Companies of the Shares shall deliver to the investors prospectuses (kofu mokuromisho) the contents of which are substantially identical to Part I and Part II of the securities registration statements. In case of the investors' request, they shall deliver to the investors prospectuses (seikyu mokuromisho) the contents of which are substantially identical to Part III of the securities registration statements. For the purpose of disclosure of the financial conditions, etc., the Trustees shall submit to the Director of Kanto Local Finance Bureau of the Ministry of Finance of Japan securities reports within 6 months of the end of each fiscal year, semi-annual reports within 3 months of the end of each semi-annual period and extraordinary reports from time to time when changes occur as to material subjects of the Fund. These documents are available for public inspection for the investors and any other persons who desire at Kanto Local Finance Bureau of the Ministry of Finance or EDINET.

(ii) Notifications, etc. under the Law Concerning Investment Trusts and Investment Companies

Prior to offering of Shares for sale, the Trustees must file in advance the prescribed matters on the Fund with the Commissioner of Financial Services Agency under the Law Concerning Investment Trusts and Investment Corporations (the Law No.198, 1951) (hereinafter referred to the "Investment Trusts Law"). In addition, if the Trustees amend the Agreement and the Declaration of the Trust of the Fund, the Fund must file in advance such amendment and the details thereof with the Commissioner of Financial Services Agency. Further, the Trustees must prepare the Management Report on the prescribed matters concerning the assets of the Fund under the Investment Trusts Law immediately after the end of each calculation period of the Fund and must file such Report with the Commissioner of Financial Services Agency.

b. Disclosure to Japanese Shareholders:

If the Trustees makes any amendment to the Agreement and the Declaration of the Trust of the Fund, the substance of which is important, it must give in advance public notice concerning its intention to make such amendment and the substance of such amendment at least 30 days prior to such amendment, and must deliver the written documents containing the above matters to the shareholders known in Japan. Provided, however, that if the said written documents are delivered to all the shareholders in Japan, the relevant public notice is not required to be given.

The Japanese Shareholders will be notified of the material facts which would change their position and of notices from the Trustees, through the Sales Handling Companies.

The above-described Management Report on the Fund will be sent to the shareholders known in Japan.

3. Rights By Shareholders, Etc.:

(1) Rights By Shareholders, Etc.:

Shareholders must register their shares in their own name in order to exercise directly their rights as Shareholders. Therefore, the Shareholders in Japan who entrust the custody of their Shares to the Sales Handling Company cannot exercise directly their Shareholder rights, because their Shares are registered in the name of the custodian. Shareholders in Japan may have the Sales Handling Companies exercise their rights on their behalf in accordance with the Account Agreement with the Sales Handling Companies.

Shareholders in Japan who do not entrust the custody of their Shares to the Sales Handling Companies may exercise their rights in accordance with their own arrangement under their own responsibility.

The major rights enjoyed by Shareholders are as follows:

(i) Voting rights

Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust. The Fund has voluntarily undertaken to hold a shareholder meeting at which the Board of Trustees would be elected at least every five years beginning in 2004.

(ii) Repurchase rights

Shareholders are entitled to request repurchase of Shares at their Net Asset Value at any time.

(iii) Rights to receive dividends

Shareholders generally receive any distribution from net investment income monthly and any net realized capital gains at least annually. Distributions from capital gains are made after applying any available capital loss carryovers.

Shareholders may choose three distribution options, although investors in Japan may only choose the last alternative.

- Reinvest all distributions in additional shares without a sales charge;

- Receive distributions from net investment income in cash while reinvesting capital gains distributions in additional shares without a sales charge; or

- Receive all distributions in cash.

(iv) Right to receive distributions upon dissolution

Shareholders are entitled to receive distributions upon dissolution in proportion to the number of shares then held by them, except as otherwise required.

(v) Right to inspect accounting books and the like

Shareholders are entitled to inspect the Agreement and Declaration of Trust in the offices of the Secretary of the Commonwealth of Massachusetts, the accounting books at the discretion of the Court and the minutes of any shareholders' meetings.

(vi) Right to transfer shares

Shares are transferable without restriction except as limited by applicable law.

(vii) Rights with respect to the U.S. registration statement

If, under the Securities Act of 1933, as amended, there is, at any time after it became effective, any false statement concerning any material fact in the U.S. registration statement, or any omission of any statement of material fact required to be stated therein or necessary in order to make the statements made therein not misleading, shareholders are generally entitled to institute a lawsuit, against the person who had signed the relevant Registration Statement, the trustees of the issuer (or any person placed in the same position), any person involved in preparing such registration statement or any underwriter of the relevant shares.

(2) Foreign Exchange Control in the United States:

In the United States, there are no foreign exchange control restrictions on remittance of dividends, repurchase money, etc. of the Shares to Japanese Shareholders.

(3) Agent in Japan:

Mori Hamada & Matsumoto
Marunouchi Kitaguchi Building
6-5, Marunouchi 1-chome
Chiyoda-ku, Tokyo

The foregoing law firm is the true and lawful agent of the Fund to represent and act for the Fund in Japan for the purpose of; (a) the receipt of any and all communications, claims, actions, proceedings and processes as to matters involving problems under the laws and the rules and regulations of the JSDA and

(b) representation in and out of court in connection with any and all disputes, controversies or differences regarding the transactions relating to the public offering, sale and repurchase in Japan of the Shares of the Fund.

The agent for the registration with the Director of Kanto Local Finance Bureau of the Ministry of Finance of Japan of the continuous disclosure and for the filing of the notification with the Commissioner of the Financial Services Agency is each of the following persons:

Harume Nakano
Ken Miura
Attorneys-at-law
Mori Hamada & Matsumoto
Marunouchi Kitaguchi Building
6-5, Marunouchi 1-chome
Chiyoda-ku, Tokyo

(4) Jurisdiction:

Limited only to litigation brought by Japanese investors regarding transactions relating to (3)(b) above, the Fund has agreed that the following court has jurisdiction over such litigation and the Japanese law is applicable thereto. Execution procedures of judgments shall be subject to Japanese law.:

Tokyo District Court
1-4, Kasumigaseki 1-chome
Chiyoda-ku, Tokyo

IV. FINANCIAL CONDITIONS OF THE FUND

1. FINANCIAL STATEMENTS

Financial highlights (For a share outstanding throughout the period)

			Year ended
			October 31

	2006	2005	2004	2003	2002

			Class M

Net asset value, beginning of period	$6.66	$6.80	$6.63	$6.54	$6.64

Investment operations

Net investment income (a)	.25 (d, e)	.21 (d)	.17 (d)	.23	.30
Net realized and unrealized gain
(loss) on investments	.03	(.15)	.18	.10	(.06)

Total from investment operations	.28	.06	.35	.33	.24

Less distributions:
From net investment income	(.27)	(.20)	(.18)	(.24)	(.34)

Total distributions	(.27)	(.20)	(.18)	(.24)	(.34)

Redemption fees	—(f)	—(f)	—(f)	—	—

Net asset value, end of period	$6.67	$6.66	$6.80	$6.63	$6.54

Total return at
net asset value (%) (b)	4.38	.84	5.40	5.12	3.77

Net assets, end of period
(in thousands)	$331,997	$420,886	$556,725	$884,380	$1,465,393

Ratio of expenses to average
net assets (%) (c)	1.20 (d, e)	1.23 (d)	1.24 (d)	1.18	1.17
Ratio of net investment income
to average net assets (%)	3.85 (d, e)	3.15 (d)	2.62 (d)	3.48	4.56
Portfolio turnover (%)	238.67(g)	300.04 (g)	441.06	251.00 (h)	268.10 (h)

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charge.

(c) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements.

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended October 31, 2006, October 31, 2005 and October 31, 2004 reflect a reduction of 0.05%, 0.03% and less than 0.01%, respectively, of average net assets for class M shares.

(f) Amount represents less than $0.01 per share.

(g) Portfolio turnover excludes dollar roll transactions.

(h) Portfolio turnover excludes certain treasury notes transactions executed in connection with a short-term trading strategy.

[The following financial documents are omitted here.]

Statement of assets and liabilities October 31, 2006

Statement of operations Year ended October 31, 2006

Statement of changes in net assets

Financial highlights (For a share outstanding throughout the period)

Notes to financial statements October 31, 2006

Portfolio of investments owned October 31, 2006

Statement of assets and liabilities October 31, 2005

Statement of operations Year ended October 31, 2005

Statement of changes in net assets

Financial highlights (For a share outstanding throughout the period)

Notes to financial statements October 31, 2005

Portfolio of investments owned October 31, 2005

2. CONDITION OF THE FUND

Statement of Net Assets

                                                                                                                                                                        (As of January 31, 2007)

		$	JPY

			(in thousands (except e.))
a.	Total Assets	8,092,665,712	985,120,197

b.	Total Liabilities	5,657,639,096	688,704,407

c.	Total Net Assets (a-b)	2,435,026,616	296,415,790

d.	Total Number of Shares
	Outstanding
	Class A	115,835,778	Shares
	Class B	20,972,811	Shares
	Class C	3,155,853	Shares
	Class M	45,897,367	Shares
	Class R	122,692	Shares
	Class Y	176,151,107	Shares

e.	Net Asset Value
	per Share (c/d)
	Class A	$6.71	JPY 817
	Class B	$6.67	JPY 812
	Class C	$6.69	JPY 814
	Class M	$6.64	JPY 808
	Class R	$6.71	JPY 817
	Class Y	$6.76	JPY 823

V. RECORD OF SALES AND REPURCHASES (Class M Shares):

Record of sales and repurchases during the following fiscal years and number of outstanding Shares of the Fund as of the end of such Fiscal Years are as follows:

	Number of	Number of Shares	Number of Outstanding
	Shares Sold	Repurchased	Shares

3rd Fiscal Year	50,402,587	1,311,388	51,801,067
(11/1/1996-10/31/1997)	(47,615,400)	(54,400)	(47,561,000)

4th Fiscal Year	233,377,001	111,298,763	173,879,305
(11/1/1997-10/31/1998)	(230,062,300)	(109,664,400)	(167,958,900)

5th Fiscal Year	109,817,914	30,394,471	253,302,748
(11/1/1998-10/31/1999)	(107,116,700)	(27,891,900)	(247,183,700)

6th Fiscal Year	10,318,568	92,925,457	170,695,859
(11/1/1999-10/31/2000)	(8,243,400)	(90,266,600)	(165,160,500)

7th Fiscal Year	38,793,436	55,278,044	154,211,251
(11/1/2000-10/31/2001)	(33,741,000)	(51,079,100)	(147,822,400)

8th Fiscal Year	100,233,673	30,364,757	224,080,167
(11/1/2001-10/31/2002)	(95,425,400)	(26,110,700)	(217,137,100)

9th Fiscal Year	31,546,839	122,204,015	133,422,991
(11/1/2002-10/31/2003)	(29,536,500)	(118,350,100)	(128,323,500)

10th Fiscal Year	2,077,209	53,602,766	81,897,434
(11/1/2003-10/31/2004)	(1,426,500)	(50,958,900)	(78,791,100)

11th Fiscal Year	1,095,526	19,762,113	63,230,847
(11/1/2004-10/31/2005)	(502,900)	(18,593,900)	(60,700,100)

12th Fiscal Year	636,652	14,063,029	49,804,470
(11/1/2005-10/31/2006)	(277,600)	(13,048,500)	(47,929,200)

Note: Shares have been sold in Japan since August 27, 1997.

PART IV. SPECIAL INFORMATION

I. OUTLINE OF THE MANAGEMENT COMPANY

1. Outline of the Management Company:

A. Putnam Income Fund (the "Fund")

(1) Amount of Capital Stock

Not applicable.

(2) Structure of the management of the Fund

The Trustees are responsible for generally overseeing the conduct of the Fund's business. The Agreement and Declaration of Trust provides that they shall have all powers necessary or convenient to carry out that responsibility. The number of Trustees is fixed by the Trustees and may not be less than three. A Trustee may be elected either by the Trustees or by the shareholders. At any meeting called for the purpose, a Trustee may be removed by vote of two-thirds of the outstanding shares of the Fund. Each Trustee elected by the Trustees or the shareholders shall serve until he or she retires, resigns, is removed, or dies or until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor.

The Trustees of the Fund are authorized by the Agreement and Declaration of Trust to issue shares of the Fund in one or more series, each series being preferred over all other series in respect of the assets allocated to that series. The Trustees may, without shareholder approval, divide the shares of any series into two or more classes, with such preferences and special or relative rights and privileges as the Trustees may determine.

Under the Agreement and Declaration of Trust the shareholders shall have power, as and to the extent provided therein, to vote only (i) for the election of Trustees, to the extent provided therein (ii) for the removal of Trustees, to the extent provided therein (iii) with respect to any investment adviser, to the extent provided therein (iv) with respect to any termination of the Fund, to the extent provided therein (v) with respect to certain amendments of the Agreement and Declaration of Trust, (vi) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Fund or the shareholders, and (vii) with respect to such additional matters relating to the Fund as may be required by the Agreement and Declaration of Trust, the Bylaws of the Fund, or any registration of the Fund with the U.S. Securities and Exchange Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Certain of the foregoing actions may, in addition, be taken by the Trustees without vote of the shareholders of the Fund.

On any matter submitted to a vote of shareholders, all shares of the Fund then entitled to vote are voted in the aggregate as a single class without regard to series or classes of shares, except (1) when required by the Investment Company Act of 1940, as amended, or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares are voted by individual series or class; and (2) when the Trustees have determined that the matter affects on the interests of one or more series or classes, then only shareholders of such series or classes are entitled to vote thereon. There is no cumulative voting.

Meetings of shareholders may be called by the Clerk whenever ordered by the Trustees, the Chairman of the Trustees, or requested in writing by the holder or holders of at least one-tenth of the outstanding shares entitled to vote at the meeting. Written notice of any meeting of shareholders must be given by mailing the notice at least seven days before the meeting. Thirty percent of shares entitled to vote on a particular matter is a quorum for the transaction of business on that matter at a shareholders' meeting, except that, where any provision of law or of the Agreement and Declaration of Trust permits or requires that holders of any series or class vote as an individual series or class, then thirty percent of the aggregate number of shares of that series or class entitled to vote are necessary to constitute a quorum for the transaction of business by that series or class. For the purpose of determining the shareholders of any class or series of shares who are entitled to vote or act at any meeting, or who are entitled to receive payment of any dividend or other distribution, the Trustees are authorized to fix record dates, which may not be more then 90 days before the date of any meeting of shareholders or more than 60 days before the date of payment of any dividend or other distribution.

The Trustees are authorized by the Agreement and Declaration of Trust to adopt Bylaws not inconsistent with the Agreement and Declaration of Trust providing for the conduct of the business of the Fund. The Bylaws contemplate that the Trustees shall elect a Chairman of the Trustees, the President, the Treasurer, and the Clerk of the Fund, and that other officers, if any, may be elected or appointed by the Trustees at any time. The Bylaws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office at any meeting of the Trustees, or by one or more writings signed by such a majority.

Regular meetings of the Trustees may be held without call or notice at such places and at such times as the Trustees may from time to time determine. It shall be sufficient notice to a Trustee of a special meeting to send notice by mail at least forty-eight hours or by telegram at least twenty-four hours before the meeting or to give notice to him or her in person or by telephone at least twenty-four hours before the meeting.

At any meeting of Trustees, a majority of the Trustees then in office shall constitute a quorum. Except as otherwise provided in the Agreement and Declaration of Trust or Bylaws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting (a quorum being present), or by written consents of a majority of the Trustees then in office.

Subject to a favorable majority shareholder vote (as defined in the Agreement and Declaration of Trust), the Trustees may contract for exclusive or nonexclusive advisory and/or management services with any corporation, trust, association, or other organization.

The Agreement and Declaration of Trust contains provisions for the indemnification of Trustees, officers, and shareholders of the Fund under the circumstances and on the terms specified therein.

The Fund may be terminated at any time by vote of shareholders holding at least two-thirds of the shares entitled to vote or by the trustees by written notice to the shareholders. Any series of shares may be terminated at any time by vote of shareholders holding at least two-thirds of the shares of such series entitled to vote or by the Trustees by written notice to the shareholders of such series.

The foregoing is a general summary of certain provisions of the Agreement and Declaration of Trust and Bylaws of the Fund, and is qualified in its entirety by reference to each of those documents.

B. Putnam Investment Management, LLC (the "Investment Management Company"):

(1) Amount of Capital Stock

1. Amount of Member's Equity (as of the end of January, 2007):

$71,036,022 †

2. Amount of member's equity (for the past five years):

Year	Amount of Member's Equity

End of 2002	$138,739,094
End of 2003	$144,486,036
End of 2004 *	-$9,155,466
End of 2005	$73,231,356
End of 2006	$70,594,104†

† Unaudited.

* During 2004, Investment Management Company accrued $223,524,388 of regulatory settlements. This, along with net intercompany transactions with the Parent and its affiliates resulted in the decrease. Net income for the year ended December 31, 2004 was $89,819,256. This was offset by $243,460,758 of net intercompany transactions, which are factored as a reduction of Members' Equity.

(2) Structure of the Management of the Company

The Investment Management Company is ultimately managed by its Board of Directors, which is elected by its shareholders.

Each fund managed by the Investment Management Company is managed by one or more portfolio managers. These managers, in coordination with analysts who research specific securities and other members of the relevant investment group (in the case of the Fund, the Investment Management Company's Fixed Income Investments Group), provide a continuous investment program for the Fund and place all orders for the purchase and sale of portfolio securities.

The investment performance and portfolio of each Fund is overseen by its Board of Trustees, a majority of whom are not affiliated with the Investment Management Company. The Trustees meet 11 times a year and review the performance of each fund with its manager at least quarterly.

In selecting portfolio securities for the Fund, the Investment Management Company looks for securities that represent attractive values based on careful issue-by-issue credit analysis and hundreds of onsite visits and other contacts with issuers every year. The Investment Management Company is one of the largest managers of high yield and other debt securities in the United States.

The Core Fixed Income Team of the Investment Management Company has primary responsibility, and its members have joint responsibility, for the day-to-day management of the Fund's portfolio.

2. Description of Business and Outline of Operation

A. Fund:

The Fund may carry out any administrative and managerial act, including the purchase, sale, subscription and exchange of any securities, and the exercise of all rights directly or indirectly pertaining to the Fund's assets. The Fund has retained Putnam Investment Management, LLC, the investment adviser, to render investment advisory services, Putnam Fiduciary Trust Company, to hold the assets of the Fund in custody and act as Investor Servicing Agent and State Street Trust and Company, to hold the assets of the Fund in custody and acts as Sub-Accounting Agent.

(Note) PFTC is managing the transfer of the Fund's assets to SSBTC. This transfer is expected to be completed during the first half of 2007. PFTC will remain custodian with respect to Fund assets until the assets are transferred.

B. The Investment Management Company:

The Investment Management Company is engaged in the business of providing investment management and investment advisory services to mutual funds. As of January 31, 2007, the Investment Management Company managed, advised, and/or administered the following 107 funds and fund portfolios (having an aggregate net asset value of approximately $122.7 billion):

(as of the end of January, 2007)

Country where Funds		Number of	Net Asset Value
are established or	Principal Characteristic	Funds	(million dollars)
managed

	Closed End Type Bond Fund	11	$4,258

	Open End Type Balanced Fund	13	$34,471

U.S.A.	Open End Type Bond Fund	32	$28,145

	Open End Type Equity Fund	51	$55,841

	Total	107	$122,715

3. Financial Conditions:

A. Fund

Same as Part III., IV. FINANCIAL CONDITIONS OF THE FUND.

B. The Investment Management Company:

(translated from the English source: omitted in this English translation)

4. Restrictions on Transactions with Interested Parties:

Portfolio securities of the Fund may not be purchased from or sold or loaned to any Trustee of the Fund, Putnam Investment Management, LLC, acting as investment adviser of the Fund, or any affiliate thereof or any of their directors, officers, or employees, or any major shareholder thereof (meaning a shareholder who holds to the actual knowledge of the Investment Management Company, on his own account whether in his own or other name (as well as a nominee's name), 10% or more of the total issued outstanding shares of such a company) acting as principal or for their own account unless the transaction is made within the investment restrictions set forth in the Fund's prospectus and statement of additional information and either (i) at a price determined by current publicly available quotations (including a dealer quotation) or (ii) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets (including a dealer quotation).

5. Miscellaneous

A. Fund:

(a) Changes of Trustees and Officers

Trustees may be removed or replaced by, among other things, a resolution adopted by a vote of two-thirds of the outstanding shares at a meeting called for the purpose. In the event of vacancy, the remaining Trustees may fill such vacancy by appointing for the remaining term of the predecessor Trustee such other person as they in their discretion shall see fit. The Trustees may add to their number as they consider appropriate. The Trustees may elect and remove officers as they consider appropriate.

(b) Amendment to the Agreement and Declaration of Trust

Generally, approval of shareholders is required to amend the Agreement and Declaration of Trust, except for certain matters such as change of name, curing any ambiguity or curing any defective or inconsistent provision.

(c) Litigation and Other Significant Events

Nothing which has or which would have a material adverse effect on the Fund has occurred which is required to be disclosed and has not been disclosed. The fiscal year end of the Fund is October 31. The Fund is established for an indefinite period and may be dissolved at any time by vote of the shareholders holding at least two-thirds of the shares entitled to vote or by the Trustees by written notice to shareholders.

B. The Investment Management Company:

(a) Election and Removal of Directors:

Directors of the Investment Management Company are elected to office or removed from office by vote of either stockholders or directors, in accordance with Articles of Organization and By-Laws of the Investment Management Company.

(b) Election and Removal of Officers:

Officers are elected by the Board of Directors. The Board of Directors may remove any officer without cause.

(c) Supervision by SEC of Changes in Directors and Certain Officers:

The Investment Management Company files certain reports with the SEC in accordance with Sections 203 and 204 of the Investment Advisers Act of 1940, which reports list and provide certain information relating to directors and officers of the Investment Management Company.

Under Section 9 (b) of the Investment Company Act of 1940 SEC may prohibit the directors and officers from remaining in office, if SEC will judge that such directors and officers have willfully violated any provision of the federal securities law.

(d) Amendment to the Articles of Organization, Transfer of Business and Other Important Matters.

a. Articles of Organization of the Investment Management Company may be amended, under the Delaware Limited Liability Company Act, by appropriate shareholders' vote.

b. Under the Delaware Limited Liability Company Act, transfer of business requires a vote of 2/3 of the stockholders entitled to vote thereon.

c. The Investment Management Company has no direct subsidiaries.

(e) Litigation and Other Significant Events

Regulatory matters and litigation

The Investment Management Company has entered into agreements with the Securities and Exchange Commission (the "SEC") and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some the Investment Management Company -administered 401(k) plans. Pursuant to these settlement agreements, the Investment Management Company will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against the Investment Management Company and certain related parties, including certain Putnam funds. The Investment Management Company will bear any costs incurred by Putnam funds in connection with these lawsuits. The Investment Management Company believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

In connection with a settlement between the Investment Management Company and the Fund's Trustees in September 2006, the Fund received $635,623 from the Investment Management Company to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds to the Investment Management Company for transfer agent services. This amount is included in Fees waived and reimbursed by Manager or affiliate on the Statement of operations.

The Investment Management Company and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. The Investment Management Company and Putnam Retail Management have contested the plaintiffs' claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, the Investment Management Company believes that this action is without merit and that it is unlikely to have a material effect on the

Investment Management Company's and Putnam Retail Management's ability to provide services to their clients, including the Fund.

II. OUTLINE OF THE OTHER RELATED COMPANIES

1 Name, Amount of Capital and Description of Business:

(A) Putnam Fiduciary Trust Company (the Shareholder Service Agent and Custodian):

(1) Amount of Capital:

U.S.$94,176,892 (approximately JPY 11.5 billion) as of January 31, 2007.

(2) Description of Business:

Putnam Fiduciary Trust Company is a Massachusetts trust company and is a wholly-owned subsidiary of Putnam Investments Trust, parent of Putnam, LLC.
Putnam Fiduciary Trust Company has been providing paying agent and shareholder service agent services to mutual funds, including the Fund, since its inception.

(B) State Street Bank and Trust Company (the Custodian and Sub-Accounting Agent)

(1) Amount of Capital

Total consolidated shareholder's equity: U.S.$6.769 billion (JPY 824 billion) as of the end of December, 2006.

(2) Description of Business

State Street Bank and Trust Company is a Massachusetts trust company and is a wholly-owned subsidiary of State Street Bank Holding Company. State Street Bank and Trust Company has been providing custody services to mutual funds, since 1924.

(C) Putnam Retail Management Limited Partnership ("Putnam Retail Management") (the Principal Underwriter):

(1) Amount of Capital: U.S.$32,246,107 (approximately JPY 3.9 billion) as of the end of January, 2007.

(2) Description of Business:

Putnam Retail Management is the Principal Underwriter of the shares of Putnam Funds including the Fund.

(D) Mizuho Investors Securities Co., Ltd. (Distributor in Japan and Agent Company):

(1) Amount of Capital:

JPY 80,288.29 million as of the end of January, 2007.

(2) Description of Business:

Mizuho Investors Securities Co., Ltd. is a diversified securities company in Japan. Mizuho Investors Securities Co., Ltd. engages in handling the sales and redemptions of the fund shares for the offering foreign investment funds.

2 Outline of Business Relationship with the Fund:

(A) Putnam Fiduciary Trust Company (the Shareholder Service Agent and Custodian):

Putnam Fiduciary Trust Company provides transfer agent services, shareholder services and custody services to the Fund.

(Note) PFTC is managing the transfer of the Fund's assets to SSBTC. This transfer is expected to be completed during the first half of 2007. PFTC will remain custodian with respect to Fund assets until the assets are transferred.

(B) State Street Bank and Trust Company (the Custodian and Sub-Accounting Agent)

State Street Bank and Trust Company provides custody and sub-accounting services to the Fund.

(C) Putnam Retail Management Limited Partnership ("Putnam Retail Management") (the Principal Underwriter):

Putnam Retail Management engages in providing marketing services to the Fund.

(D) Mizuho Investors Securities Co., Ltd. (Distributor in Japan and Agent Company):

The Company acts as a Distributor in Japan and Agent Company for the Fund in connection with the offering of shares in Japan.

3 Capital Relationships

100% of the membership units of Putnam Investment Management, LLC are held by Putnam, LLC as of the date hereof.

III. OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS IN MASSACHUSETTS

Below is an outline of certain general information about open-end U.S. investment companies. This outline is not intended to provide comprehensive information about such investment companies or the various laws, rules or regulations applicable to them, but provides only a brief summary of certain information which may be of interest to investors. The discussion below is qualified in its entirety by the complete registration statement of the Fund and the full text of any referenced statutes and regulations.

I. Massachusetts Business Trusts

A. General Information

Many investment companies are organized as Massachusetts business trusts. A Massachusetts business trust is organized pursuant to a declaration of trust, setting out the general rights and obligations of the shareholders, trustees, and other related parties. Generally, the trustees of the trust oversee its business, and its officers and agents manage its day-to-day affairs.

Chapter 182 of the Massachusetts General Laws applies to certain "voluntary associations", including many Massachusetts business trusts. Chapter 182 provides for, among other things, the filing of the declaration of trust with the Secretary of The Commonwealth of Massachusetts and the filing by the trust of an annual statement regarding, among other things, the number of its shares outstanding and the names and addresses of its trustees.

B. Shareholder Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a trust. Typically, a declaration of trust disclaims shareholder liability for acts or obligations of the trust and provides for indemnification out of trust property for all loss and expense of any shareholder held personally liable for the obligations of a trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a particular trust would be unable to meet its obligations.

II. United States Investment Company Laws and Enforcement

A. General

In the United States, pooled investment management arrangements which offer shares to the public are governed by a variety of federal statutes and regulations. Most mutual funds are subject to these laws. Among the more significant of these statutes are:

1. Investment Company Act of 1940

The Investment Company Act of 1940, as amended (the "1940 Act"), in general, requires investment companies to register as such with the U.S. Securities and Exchange Commission (the "SEC"), and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.

2. Securities Act of 1933

The Securities Act of 1933, as amended (the "1933 Act"), regulates many sales of securities. The Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.

3. Securities Exchange Act of 1934

The Securities Exchange Act of 1934, as amended (the "1934 Act"), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents and brokers and dealers.

4. The Internal Revenue Code

An investment company is generally an entity subject to federal income taxation under the Internal Revenue Code of 1986, as amended (the "Code"). However, under the Code, an investment company may be relieved of federal taxes on income and gains it distributes to shareholders if it qualifies as a "regulated investment company" under the Code for federal income tax purposes and meets all other necessary requirements.

5. Other laws

The Fund is subject to the provisions of other laws, rules, and regulations applicable to the Fund or its operations, such as, for example, various state laws regarding the sale of the Fund's shares.

B. Outline of the Supervisory Authorities

Among the regulatory authorities having jurisdiction over the Fund or certain of its operations are the SEC and state regulatory agencies or authorities.

1. The SEC has broad authority to oversee the application and enforcement of the federal securities laws, including the 1940 Act, the 1933 Act, and the 1934 Act, among others, to the Fund. The 1940 Act provides the SEC broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the Act, and otherwise to enforce the provisions of the Act.

2. State authorities typically have broad authority to regulate the activities of brokers, dealers, or other persons directly or indirectly engaged in activities related to the offering and sale of securities to their residents or within their jurisdictions.

C. Offering Shares to the Public

An investment company ("investment company" or "fund") offering its shares to the public must meet a number of requirements, including, among other things, registration as an investment company under the 1940 Act; registration of the sale of its shares under the 1933 Act; registration of the fund, the sale of its shares, or both, with state securities regulators; delivery of a current prospectus to current or prospective investors; and so forth. Many of these requirements must be met not only at the time of the original offering of the fund's shares, but compliance must be maintained or updated from time to time throughout the life of the fund.

D. Ongoing Requirements

Under U.S. law, a fund that continuously offers its shares is subject to numerous ongoing requirements, including, but not limited to;

1. Updating its prospectus if it becomes materially inaccurate or misleading;

2. Annual update of its registration statement;

3. Filing semi-annual and annual financial reports with the SEC and distributing them to shareholders;

4. Annual trustee approval of investment advisory arrangements, distribution plans, underwriting arrangements, errors and omissions/director and officer liability insurance, foreign custody arrangements, and independent registered public accounting firm;

5. Maintenance of a code of ethics; and

6. Periodic board review of certain fund transactions, dividend payments, and payments under a fund's distribution plan.

III. Management of a Fund

The board of directors or trustees of a fund are responsible for generally overseeing the conduct of a fund's business. The officers and agents of a fund are generally responsible for the day-to-day operations of a fund. The trustees and officers of a fund may or may not receive a fee for their services.

The investment adviser to a fund is typically responsible for implementing the fund's investment program. The adviser typically receives a fee for its services based on a percentage of the net assets of a fund. Certain rules govern the activities of investment advisers and the fees they may charge. In the United States, investment advisers to investment companies must be registered under the Investment Advisers Act of 1940, as amended.

IV. Share Information

A. Valuation

Shares of a fund are generally sold at the net asset value next determined after an order is received by a fund, plus any applicable sales charges. A fund normally calculates its net asset value per share by dividing the total value of its assets, less liabilities, by the number of its shares outstanding. Shares are typically valued as of the close of regular trading on the New York Stock Exchange (4:00 p.m., New York time) each day the Exchange is open.

B. Redemption

Shareholders may generally sell shares of a fund to that fund any day the New York Stock Exchange is open for business at the net asset value next computed after receipt of the shareholders' order. Under unusual circumstances, a fund may suspend redemptions, or postpone payment for more than seven days, if permitted by U.S. securities laws. A fund may charge redemption fees as described in its prospectus.

C. Transfer agency

The transfer agent for a fund typically processes the transfer of shares, redemption of shares, and payment and/or reinvestment of distributions.

V. Shareholder Information, Rights and Procedures for the Exercise of Such Rights

A. Voting Rights

Voting rights vary from fund to fund. In the case of many funds organized as Massachusetts business trusts, shareholders are entitled to vote on the election of trustees, approval of investment advisory agreements, underwriting agreements, and distribution plans (or amendments thereto), certain mergers or other business combinations, and certain amendments to the declaration of trust. Shareholder approval is also required to modify or eliminate a fundamental investment policy.

B. Dividends

Shareholders are typically entitled to receive dividends when and if declared by a fund's trustees. In declaring dividends, the trustees will normally set a record date, and all shareholders of record on that date will be entitled to receive the dividend paid.

C. Dissolution

Shareholders would normally be entitled to receive the net assets of a fund which were liquidated in accordance with the proportion of the fund's outstanding shares owned.

D. Transferability

Shares of a fund are typically transferable without restriction.

E. Right to Inspection

Shareholders of a Massachusetts business trust have the right to inspect the records of the trust as provided in the declaration of trust or as otherwise provided by applicable law.

VI. Tax Matters

The following is a brief summary of some of the important U.S. federal (and, where noted, state) income tax consequences affecting the Fund's shareholders who are not treated as "United States persons" under the Internal Revenue Code of 1986, as amended (the "Code"), and who are not engaged in the conduct of a trade or business in the United States. Such shareholders are referred to in this discussion as "non-U.S. shareholders." Shareholders who are treated as United States persons or hold Fund shares in connection with the conduct of a trade or business in the United States, should consult the tax discussion in the Fund's Prospectus and Statement of Additional Information. Shareholders residing in Japan should consult "Tax Treatment of Shareholders in Japan" for information regarding the Japanese tax consequences of investing in shares of the Fund. The following discussion is very general and subject to change. Therefore, prospective investors are urged to consult their own tax advisors about the impact an investment in the Fund may have on their own tax situations.

To ensure compliance with requirements imposed by the United States Internal Revenue Service, you are hereby notified that the United States tax advice contained herein (i) is written in connection with the promotion or marketing by the Fund of the transactions or matters addressed herein, and (ii) is not intended or written to be used, and cannot be used by any taxpayer, for the purpose of avoiding United States tax penalties. Each taxpayer should seek advice based on the taxpayer's particular circumstances from an independent tax advisor.

A. U.S. Taxation of the Fund

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the United States Internal Revenue Code of 1986, as amended (the "Code").

As a regulated investment company qualifying to have its tax liability determined under Subchapter M, the Fund will not be subject to U.S. federal income tax on any of its net investment income or net realized capital gains that are distributed to its shareholders. In addition, as long as it qualifies as a regulated investment company under the Code, under present Massachusetts law the Fund is not subject to any excise or income taxes in Massachusetts.

In order to qualify as a "regulated investment company" and to receive the favorable tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt interest income, and the excess, if any, of its net short-term capital gains over net long-term capital losses for such year; (c) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government Securities, securities of other regulated investment companies and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below). In the case of the Fund's investments in loan participations, the Fund shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends (including Capital Gain Dividends, defined in B below).

If the Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If the Fund were to fail to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund would be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

Capital Gain Dividends, defined in B below are distributed after applying any available capital loss carryovers.

The Fund's transactions in non-U.S. currencies, non-U.S. currency-denominated debt securities and certain non-U.S. currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the non-U.S. currency concerned.

Investment by the Fund in "passive non-U.S. investment companies" could subject the Fund to a U.S. federal income tax or other charges on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive non-U.S. investment company as a "qualified electing fund".

A "passive non-U.S. investment company" is any non-U.S. corporation: (i) 75% or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and non-U.S. currency gains. Passive income for this purpose does not include rents and royalties received by the non-U.S. corporation from active business and certain income received from related persons.

The Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

B. U.S. Tax Treatment of Non-U.S. Citizens

Distributions from the Fund to non-U.S. shareholders will generally be subject to withholding of U.S. federal income tax at a rate of 30% unless an applicable income tax treaty reduces or eliminates the withholding tax and the non-U.S. shareholder complies with certain certification requirements. For residents of Japan, the withholding tax rate applicable to distributions from the Fund will generally be subject to withholding of U.S. federal income tax at a reduced rate of 10% under the United States-Japan tax treaty that recently entered into force. Notwithstanding the above, distributions of properly designated Capital Gain Dividends, Interest-Related Dividends and Short-Term Capital Gain Dividends (all defined below) will generally not be subject to withholding of U.S. federal income tax.

Under U.S. federal tax law, a beneficial holder of shares who is a non-U.S. shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on properly designated distributions of net capital gains from the sale of investments that a Fund owned for more than 12 months (a "Capital Gain Dividend"). However, a non-U.S. shareholder may be subject to U.S. federal income tax if (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met.

Effective for taxable years of a Fund beginning before January 1, 2008, a Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a non-U.S. shareholder (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the non-U.S. shareholder is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the non-U.S. shareholder and the non-U.S. shareholder is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual non-U.S. shareholder, to the extent such distributions are properly designated by the Fund (an "Interest-Related Dividend"), and (ii) with respect to distributions (other than distributions to an individual non-U.S. shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund (a "Short-Term Capital Gain dividend").

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number, who has under-reported dividends or interest income, or who fails to certify to the Fund that he or she is a United States person and is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. Distributions will not be subject to backup withholding to the extent they are subject to the withholding of U.S. federal income tax.

VII. Important Participants in Offering of Mutual Fund Shares

A. Investment Company

Certain pooled investment vehicles qualify as investment companies under the 1940 Act. There are open-end investment companies (those which offer redeemable securities) and closed-end investment companies (any others).

B. Investment Adviser/Administrator

The investment adviser is typically responsible for the implementation of an investment company's investment program. It, or another affiliated or unaffiliated entity, may also perform certain record keeping and administrative functions.

C. Underwriter

An investment company may appoint one or more principal underwriters for its shares. The activities of such a principal underwriter are generally governed by a number of legal regimes, including, for example, the 1940 Act, the 1933 Act, the 1934 Act, and state laws.

D. Transfer Agent

A transfer agent performs certain bookkeeping, data processing, and administrative services pertaining to the maintenance of shareholder accounts. A transfer agent may also handle the payment of any dividends declared by the trustees of a fund.

E. Custodian

A custodian's responsibilities may include, among other things, safeguarding and controlling a fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on a fund's investments.

IV. FORM OF FOREIGN INVESTMENT FUND SECURITIES

Main items to be set forth on the share certificate of the Fund (if issued) are as follows:-

(1) Front

a. Name of the Fund

b. Number of shares represented

c. Signatures of the Chairman and Transfer Agent

d. Description stating that the Declaration of Trust applies to shareholders and assignees therefrom

(2) Back

a. Space for endorsement

b. Description concerning delegation of transfer agency

V. MISCELLANEOUS

(1) The ornamental design is used in cover page of the Japanese Prospectus.

(2) The following must be set forth in the Prospectus.

* Outline of the Prospectus will be included at the beginning of the Prospectus, summarizing the content of Part I., INFORMATION CONCERNING SECURITIES, "I. DESCRIPTIONS OF THE FUND" in "Part II. INFORMATION CONCERNING THE FUND" and "II. OUTLINE OF THE OTHER RELATED COMPANIES" in "Part IV. SPECIAL INFORMATION", of the SRS, and Contract Concerning a Foreign Securities Transactions Account and other prescribed contracts and the related regulation of the Distributors regarding the subscription and payment, etc.

* Up-to-date information regarding "(1) Diversification of Investment Fund" and "(3) Results of Past Operations" of "5. Status of Investment Portfolio" in "I. DESCRIPTION OF THE FUND" and regarding "IV. FINANCIAL CONDITIONS OF THE FUND", in "Part III. DETAILED INFORMATION CONCERNING THE FUND", of the SRS, which will be obtainable from time to time after the filing of the SRS, may be shown in the table, and such information may be shown graphically in addition to in a table form as an attachment to the Prospectus. Also, the foreign exchange rate related to the Fund may be shown.

Attachment

Net asset value per share as at the ex-dividend date:
(From December 1994 to February 2007)

Year /	Month	Amount of Dividend	Ex-dividend Date	Net asset value per share as
		Paid (US$)		at the ex-dividend date

1994	December	0.039	12/15/1994	6.46

1995	January	0.041	1/16/1995	6.48
	February	0.039	2/15/1995	6.55
	March	0.039	3/15/1995	6.65
	April	0.039	4/17/1995	6.70
	May	0.040	5/15/1995	6.84
	June	0.039	6/15/1995	6.96
	July	0.039	7/17/1995	6.95
	August	0.039	8/15/1995	6.82
	September	0.039	9/15/1995	6.98
	October	0.039	10/16/1995	7.04
	November	0.039	11/15/1995	7.03
	December	0.038	12/15/1995	7.12

1996	January	0.038	1/15/1996	7.14
	February	0.038	2/16/1996	7.13
	March	0.038	3/15/1996	6.86
	April	0.038	4/15/1996	6.84
	May	0.038	5/15/1996	6.81
	June	0.037	6/17/1996	6.72
	July	0.036	7/15/1996	6.73
	August	0.036	8/15/1996	6.84
	September	0.036	9/16/1996	6.83
	October	0.036	10/15/1996	6.91
	November	0.036	11/15/1996	7.06
	December	0.036	12/16/1996	6.95

1997	January	0.035	1/15/1997	6.93
	February	0.036	2/18/1997	7.05
	March	0.036	3/17/1997	6.89
	April	0.036	4/15/1997	6.80
	May	0.036	5/15/1997	6.88
	June	0.036	6/16/1997	6.97
	July	0.036	7/15/1997	7.02
	August	0.035	8/15/1997	7.02
	September	0.038	9/15/1997	7.03
	October	0.036	10/15/1997	7.09
	November	0.036	11/17/1997	7.07
	December	0.036	12/15/1997	7.05

Year /	Month	Amount of Dividend	Ex-dividend Date	Net asset value per share as
		Paid (US$)		at the ex-dividend date

1998	January	0.036	1/15/1998	7.11
	February	0.036	2/17/1998	7.11
	March	0.036	3/16/1998	7.09
	April	0.036	4/15/1998	7.08
	May	0.036	5/15/1998	7.04
	June	0.035	6/15/1998	7.11
	July	0.035	7/15/1998	7.07
	August	0.035	8/17/1998	7.00
	September	0.036	9/15/1998	6.90
	October	0.036	10/15/1998	6.84
	November	0.036	11/16/1998	6.77
	December	0.036	12/18/1998	6.89

1999	January	0.036	1/15/1999	6.86
	February	0.034	2/16/1999	6.78
	March	0.034	3/15/1999	6.74
	April	0.034	4/15/1999	6.75
	May	0.034	5/17/1999	6.62
	June	0.034	6/15/1999	6.47
	July	0.034	7/15/1999	6.54
	August	0.034	8/16/1999	6.41
	September	0.034	9/15/1999	6.40
	October	0.034	10/15/1999	6.35
	November	0.034	11/15/1999	6.43
	December	0.034	12/15/1999	6.35

2000	January	0.034	1/18/2000	6.23
	February	0.034	2/15/2000	6.27
	March	0.034	3/15/2000	6.29
	April	0.034	4/17/2000	6.27
	May	0.034	5/15/2000	6.09
	June	0.034	6/15/2000	6.19
	July	0.034	7/17/2000	6.21
	August	0.034	8/15/2000	6.28
	September	0.034	9/15/2000	6.26
	October	0.034	10/16/2000	6.26
	November	0.034	11/15/2000	6.25
	December	0.062	12/15/2000	6.31

2001	January	0.034	1/16/2001	6.32
	February	0.034	2/15/2001	6.35
	March	0.034	3/15/2001	6.44
	April	0.029	4/16/2001	6.34
	May	0.029	5/15/2001	6.36

Year /	Month	Amount of Dividend	Ex-dividend Date	Net asset value per share as
		Paid (US$)		at the ex-dividend date

	June	0.029	6/15/2001	6.42
	July	0.029	7/16/2001	6.43
	August	0.029	8/15/2001	6.48
	September	0.029	9/17/2001	6.53
	October	0.029	10/15/2001	6.56
	November	0.029	11/15/2001	6.51
	December	0.029	12/17/2001	6.36

2002	January	0.029	1/15/2002	6.50
	February	0.029	2/15/2002	6.47
	March	0.029	3/15/2002	6.36
	April	0.029	4/15/2002	6.43
	May	0.029	5/15/2002	6.41
	June	0.029	6/17/2002	6.49
	July	0.029	7/15/2002	6.49
	August	0.029	8/15/2002	6.51
	September	0.024	9/16/2002	6.59
	October	0.024	10/15/2002	6.50
	November	0.024	11/15/2002	6.54
	December	0.024	12/13/2002	6.56

2003	January	0.024	1/15/2003	6.58
	February	0.020	2/18/2003	6.61
	March	0.020	3/17/2003	6.63
	April	0.020	4/15/2003	6.61
	May	0.020	5/15/2003	6.74
	June	0.018	6/16/2003	6.82
	July	0.017	7/17/2003	6.66
	August	0.018	8/15/2003	6.49
	September	0.017	9/17/2003	6.63
	October	0.018	10/17/2003	6.59
	November	0.018	11/17/2003	6.67
	December	0.017	12/18/2003	6.69

2004	January	0.018	1/15/2004	6.75
	February	0.018	2/17/2004	6.76
	March	0.014	3/17/2004	6.86
	April	0.014	4/16/2004	6.68
	May	0.014	5/17/2004	6.56
	June	0.014	6/17/2004	6.57
	July	0.014	7/16/2004	6.66
	August	0.014	8/17/2004	6.72
	September	0.014	9/17/2004	6.75
	October	0.014	10/15/2004	6.78

Year /	Month	Amount of Dividend	Ex-dividend Date	Net asset value per share as
		Paid (US$)		at the ex-dividend date

	November	0.013	11/17/2004	6.77
	December	0.014	12/16/2004	6.77

2005	January	0.014	1/14/2005	6.77
	February	0.014	2/16/2005	6.80
	March	0.015	3/17/2005	6.72
	April	0.015	4/15/2005	6.75
	May	0.015	5/17/2005	6.78
	June	0.018	6/17/2005	6.80
	July	0.018	7/15/2005	6.78
	August	0.017	8/17/2005	6.75
	September	0.022	9/16/2005	6.75
	October	0.022	10/17/2005	6.67
	November	0.022	11/16/2005	6.65
	December	0.022	12/16/2005	6.67

2006	January	0.022	1/17/2006	6.71
	February	0.021	2/16/2006	6.64
	March	0.022	3/17/2006	6.63
	April	0.022	4/17/2006	6.54
	May	0.023	5/17/2006	6.50
	June	0.023	6/16/2006	6.49
	July	0.023	7/17/2006	6.49
	August	0.023	8/17/2006	6.57
	September	0.025	9/15/2006	6.60
	October	0.025	10/17/2006	6.60
	November	0.025	11/16/2006	6.65
	December	0.025	12/15/2006	6.67
2007	January	0.024	1/17/2007	6.64
	February	0.026	2/15/2007	6.66

Record of Net Asset Value per Share (From December 31, 1994 to December 31, 2006)

Date	Net Asset Value per Share (US$)

December 31, 2006	6.67
December 31, 2005	6.69
December 31, 2004	6.78
December 31, 2003	6.68
December 31, 2002	6.63
December 31, 2001	6.44
December 31, 2000	6.33
December 31, 1999	6.32
December 31, 1998	6.88
December 31, 1997	7.07
December 31, 1996	6.98
December 31, 1995	7.20
December 31, 1994	6.47

Filed Document:	ANNUAL SECURITIES REPORT

To be filed with:	Director of Kanto Local Finance Bureau

Fiscal Year:	Twelfth Term
(From November 1, 2005 to October 31, 2006)

Filing Date:	April 4, 2007

Name of the Reporting Fund:	PUTNAM INCOME FUND

Name of the Issuer :	PUTNAM INCOME FUND

Name of Representative:	Charles E. Porter
Executive Vice President, Associate Treasurer,
Principal Executive Officer and Compliance
Liaison

Address of Principal Office:	One Post Office Square
Boston, Massachusetts 02109
U. S. A.

Name and Title of Reporting Agent:	Harume Nakano
Attorney-at-Law

Ken Miura
Attorney-at-Law

Address or Place of Business	Marunouchi Kitaguchi Building
6-5, Marunouchi 1-chome
Chiyoda-ku, Tokyo

Name of Liaison Contact:	Harume Nakano
Ken Miura
Attorneys-at-Law

Place of Liaison Contact:	Mori Hamada & Matsumoto
Marunouchi Kitaguchi Building
6-5, Marunouchi 1-chome
Chiyoda-ku, Tokyo

Phone Number:	03-6212-8316

Places where a copy of this Annual
Securities Report is available
for Public Inspection	Not applicable.

Note 1: The exchange rate of U.S. Dollars ("dollar" or "$") into Japanese Yen is JPY 121.73 for one U.S. Dollar, which is the actual middle point between the selling and buying currency rate by telegraphic transfer on the January 31, 2007 quoted by The Bank of Tokyo-Mitsubishi UFJ, Ltd. The same applies hereinafter.

Note 2: In this report, money amounts and percentages have been rounded. Therefore, there are cases in which the amount for the "total" column is not equal to the aggregate amount. Also, conversion into other currencies is done simply by multiplying the corresponding amount by the conversion rate specified and rounded up when necessary. As a result, in this report, there are cases in which figures for the same information differ from each other.

Note 3: In this report, "fiscal year" refers to the year from November 1 to October 31 of the following year.

PART I. INFORMATION CONCERNING THE FUND

I. DESCRIPTION OF THE FUND

The description in this item is the same as the description in PART II., I. DESCRIPTION OF THE FUND, excluding 5. OUTLINE OF PROCEDURES, ETC. and 6. OUTLINE OF ADMINISTRATION AND MANAGEMENT of the Securities Registration Statement set forth before.

II. SUMMARY OF INFORMATION CONCERNING FOREIGN INVESTMENT FUND SECURITIES

The description in this item is the same as the description in PART II., III. SUMMARY OF INFORMATION CONCERNING FOREIGN INVESTMENT FUND SECURITIES of the Securities Registration Statement set forth before.

PART II. DETAILED INFORMATION CONCERNING THE FUND

I. ADDITIONAL INFORMATION CONCERNING THE FUND

The description in this item is the same as the description in PART III., I. ADDITIONAL INFORMATION CONCERNING THE FUND of the Securities Registration Statement set forth before.

II. PROCEDURES, ETC.

The description in this item is the same as the description in PART III., II. PROCEDURES, ETC. of the Securities Registration Statement set forth before.

III. ADMINISTRATION AND MANAGEMENT

The description in this item is the same as the description in PART III., III. ADMINISTRATION AND MANAGEMENT of the Securities Registration Statement set forth before.

IV. FINANCIAL CONDITIONS OF THE FUND

The description in this item is the same as the description in PART III., IV. FINANCIAL CONDITIONS OF THE FUND of the Securities Registration Statement set forth before.

V. RECORD OF SALES AND REPURCHASES

The description in this item is the same as the description in PART III., V. RECORD OF SALES AND REPURCHASES of the Securities Registration Statement set forth before.

PART III. SPECIAL INFORMATION

I. OUTLINE OF THE MANAGEMENT COMPANY

The description in this item is the same as the description in PART IV., I. OUTLINE OF THE MANAGEMENT COMPANY of the Securities Registration Statement set forth before.

II. OUTLINE OF THE OTHER RELATED COMPANIES

The description in this item is the same as the description in PART IV., II. OUTLINE OF THE OTHER RELATED COMPANIES of the Securities Registration Statement set forth before.

III. OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS IN MASSACHUSETTS

The description in this item is the same as the description in PART IV., III. OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS IN MASSACHUSETTS of the Securities Registration Statement set forth before.

IV. REFERENCE INFORMATION

The following documents concerning the Fund have been filed with Director of Kanto Local Finance Bureau of the Ministry of Finance of Japan.

April 4, 2006: Securities Registration Statement / Annual Securities Report (the Eleventh term)

July 31, 2006: Semi-annual Report (during the Twelfth term) / Amendment to Securities Registration Statement

March 15, 2007: Extraordinary Report / Amendment to Securities Registration Statement

Attachment

The description in this item is the same as the description in the Attachment of the Securities Registration Statement set forth before.

MHM final
Translation

Filing Document:	EXTRAORDINARY REPORT

Filed with:	The Director of Kanto Local Finance Bureau

Filing Date:	March 15, 2007

Name of the Fund:	PUTNAM INCOME FUND

Name of the Issuer:	PUTNAM INCOME FUND

Name of Representative:	Charles E. Porter
Executive Vice President, Associate Treasurer,
Principal Executive Officer and Compliance
Liaison

Address of Principal Office:	One Post Office Square
Boston, Massachusetts 02109
U. S. A.

Name and Title of Reporting Agent:	Harume Nakano
Attorney-at-Law

Ken Miura
Attorney-at-Law

Address or Place of Business	Mori Hamada & Matsumoto
Marunouchi Kitaguchi Building
6-5, Marunouchi 1-chome
Chiyoda-ku, Tokyo

Name of Liaison Contact:	Harume Nakano
Ken Miura
Attorneys-at-Law

Place of Liaison Contact:	Mori Hamada & Matsumoto
Marunouchi Kitaguchi Building
6-5, Marunouchi 1-chome
Chiyoda-ku, Tokyo

Phone Number:	03-6212-8316

Places where a copy of this
Extraordinary Report is available
for Public Inspection:	Not applicable.

I. REASON FOR FILING THIS EXTRAORDINARY REPORT:

As there was a change concerning the custodian of the Putnam Income Fund (the "Fund"), the Fund hereby submits this Extraordinary Report pursuant to Article 24-5, Paragraph 4 of the Securities and Exchange Law and Article 29, Paragraph 2, Sub-paragraph 2 of the Cabinet Order Concerning Disclosure of Content, etc. of the Specified Securities.

II. Contents of Changes

State Street Bank and Trust Company was newly appointed as the Custodian and the Sub-Accounting Services Company of the Fund as of 1st January, 2007.

1. Name, Amount of Capital, Description of Business and Outline of Operation:

(1) Name of the Related Company:

State Street Bank and Trust Company

(2) Amount of Capital:

Approximately U.S.$6,769 million (approximately Yen 824 billion) as of the end of December, 2006.

(Note) U.S.$ amount is translated into Japanese Yen at the rate of U.S.$l.00 = JPY 121.73 the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi UFJ, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on January 31, 2007. The same applies hereinafter.

(3) Outline of Operation:

State Street Bank and Trust Company provides custody and sub-accounting services to the Fund.

2. Date of Change:

1st January, 2007

[Attachments]

1) Incumbency Certificate; and

2) Power of Attorney.